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[ARIEL MUTUAL FUNDS LOGO]

SEMI ANNUAL REPORT
MARCH 31, 2003

SUCCESSFUL INVESTING IS NO FABLE:

THE PATIENT INVESTOR

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ARIEL FUND ARIEL APPRECIATION FUND ARIEL PREMIER GROWTH FUND ARIEL PREMIER BOND
FUND

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         4 presidential administrations

                         3 bear markets

                        2 stock bubbles

        1 patient investment philosophy

AT ARIEL MUTUAL FUNDS, we have spent the last 20 years focused on one thing--our patient investment philosophy. It has helped us to navigate the many ups and downs of the last two decades, and we hope it can help guide you through the NEXT 20 YEARS.

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Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

TABLE OF CONTENTS

The Patient Investor                             2
Value Company in Focus                           6
Value Company Updates                            8
Ariel Value Funds                               10
Schedule of Value Investments                   12
Value Statistical Summary                       16
Ariel Premier Growth Fund                       18
Growth Company Updates                          20
Schedule of Growth Investments                  22
Growth Statistical Summary                      24
Ariel Premier Bond Fund                         26
Schedule of Bond Investments                    28
Statements of Assets & Liabilities              37
Statements of Operations                        38
Statements of Changes in Net Assets             39
Financial Highlights                            41
Notes to the Financial Statements               44
Board of Trustees                               49

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                      SLOW AND STEADY WINS THE RACE.-AESOP
                             THE PATIENT INVESTOR(R)

Dear Fellow Shareholder: For the quarter ended March 31, 2003, the small cap value issues comprising Ariel Fund fell -5.51%. Over the same three month period, the smaller companies of the Russell 2000 Value Index fared similarly, losing -5.08%. Meanwhile, the undervalued mid-sized holdings of Ariel Appreciation Fund posted a -7.05% decline. These results underperformed the Russell Midcap Value Index which lost -4.06%. As a means of further comparison, the broad market as measured by the large companies of the Standard & Poor's 500 Index lost -3.15% during this same period. The first quarter notwithstanding, both Ariel and Ariel Appreciation continue to rank at the top of their respective peer groups over longer time periods. Specifically, according to mutual fund ranking company Lipper, Inc., Ariel Fund is the #3 performer of 316 small cap core funds for the three-year period ended March 31, 2003. Likewise, Ariel Appreciation Fund has also performed well during this bear of a market, placing #5 of 181 mid-cap core funds over the same three-years. It is worth noting that Ariel Fund also continues to hold its place as the #1 performer of the 16 small cap core funds in existence since its November 1986 inception.*

For the first time in nearly three years, growth stocks and lower quality issues performed best during the quarter--a trend that was consistent across companies of all sizes. Our performance was impacted by this altered leadership. Additionally, a scarcity of mergers and acquisitions has certainly not helped our recent results. As you may know, a healthy dose of takeovers has enhanced our returns over the years since so many of our niche holdings are the perfect bite-sized acquisitions for larger companies rounding out their product line-up. Finally, we have noticed that in today's market, few if any companies are able to generate the big, positive earnings surprises--just meeting Wall Street earnings expectations is now considered a victory. This has meant that instead of being able to identify companies with upside surprise

* According to Lipper, Ariel Fund ranked 21 out of 438, 21 out of 223, and 8 out of 60 small cap core funds for the one-, five- and ten-year periods ended 03/31/03. Ariel Appreciation Fund ranked 140 out of 298, 30 out of 123 and 6 out of 30 mid-cap core funds for the one-, five- and ten-year periods ended 03/31/03. Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

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possibilities, we find ourselves working in earnest to just avoid the potholes.

Although our small cap Ariel Fund managed to hold its own versus the benchmark with no meaningful performance anomalies over the last three months, the mid-cap Ariel Appreciation Fund (while well-positioned in some wonderful branded businesses) was impacted by a few stock specific issues as well as overall weakness in its financial services holdings. For example, accounting woes at Interpublic Group Companies (NYSE: IPG) made headlines and pummeled its stock price. However, new company leadership, stronger financial controls, a fast recovering balance sheet and loyal client relationships have convinced us that Interpublic's future will be better than the recent past. As such, we have chosen to maintain our position and even took the additional step of purchasing more shares when the stock price dipped. As far as the financial services sector, current market sentiment has indiscriminately taken down some solid businesses. Experience has taught us that although these overreactions are to be expected--particularly in the midst of a bear market--sound company fundamentals will inevitably prevail. The financial services sector is not going away, and as such, we continue to be enthusiastic about the returns that will ultimately come from this unloved area of the market.

DOWN BUT NOT OUT

With yet another much publicized retirement at hand, like many, we have been thinking a lot about Michael Jordan of late. As Chicago sports fans, we have fond memories of his extraordinary play at the United Center and his supreme leadership of our Chicago Bulls. One game forever etched in our memories occurred in the summer of 1997 when the Bulls won a thrilling Game 5 of the NBA finals by just two points--all thanks to MJ. Given his sheer dominance of the sport, this would hardly be remarkable except Jordan was suffering from food poisoning and probably fighting the flu simultaneously. Physically swooning at times, dehydrated and feverish, he still rose to the occasion--scoring 38 points.

Hall of fame Princeton basketball coach Pete Carril has been known to say that when players get tired, their weaknesses get exposed. The same could be said of publicly traded companies in a three-year old bear market. Specifically, as tough economies and cruel markets test the mettle of corporate America, their "underbellies" are revealed. Just as Michael Jordan's remarkable victory illustrates the difference between good and great athletes, this brutal market has begun to illuminate the difference between good and great companies. As such, in recent months in particular,

                                        3
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we have gained unique new insights on both the market and our portfolios--a fresh outlook that could only be gleaned from studying company results and business strategies in the midst of adversity. It is with this fuller perspective that we have identified the "Michael Jordans" of our small and mid-cap value universe and benched those holdings appearing to be low on stamina.

More specifically, during the quarter, we uncovered several companies that we want on our team no matter what the market conditions. One such MVP company in Ariel Fund is an old favorite that earns the distinction of being one of the best performing stocks in our 20-year history--DeVry Inc. (NYSE: DV). As one of the largest public companies in the higher education category, DeVry is a leading provider of technical training. Despite the current tech slump, the company has withstood negative market forces like an unflappable A-student, generating consistent cash flow and maintaining an exceptional balance sheet. Not only is the company well-positioned to benefit from the eventual rebound of the tech sector, it will also be able to capitalize on a burgeoning college-ready population as well as the growing acceptance of online higher education. In our view, DeVry clearly shows education is the best investment.

Ariel Appreciation Fund also snapped up shares of another past winner--Northern Trust (NYSE: NTRS). The largest personal trust company in the country, Northern's high-touch client service is unparalleled in the industry, and the company's multiplying offices are within a 30-minute drive of 30% of the nation's millionaires. Northern Trust not only dominates this elite market, the company is well poised to benefit from its continued growth. Specifically, although it is anticipated that the U.S. population will expand 1% each year, Northern's 2002 Annual Report cites a study estimating that by 2006 the wealth of the high net worth segment--individuals with $1 million or more of investable assets--will increase by 8% a year. Although Northern's stock has suffered along with the hard-hit financial services sector, we are confident this well respected, 114-year-old company is a seasoned team player that will soon benefit from a second wind.

Just like players who hit a wall, even some of the best brands and franchises erode under certain conditions. Prolonged market pain takes its toll. When viewed against this backdrop, some of the shortcomings of a number of our own holdings came into focus in recent months and as such, we eliminated several positions. In Ariel Fund and Ariel Appreciation Fund, we lost faith in the management of eye care provider Bausch & Lomb (NYSE: BOL) after issues of management integrity came to light. Additionally, Ariel Appreciation Fund exited three companies whose expected growth rates are no longer capable of meeting our 12-15% annual targets in this difficult operating environment. Specifically, the Fund sold furniture components manufacturer, Leggett & Platt (NYSE: LEG) as well as mini-conglomerate, Fortune Brands (NYSE: FO). Finally, despite its comfortable spot as the #1 fast food chain and our own personal affinity, McDonald's Corporation (NYSE: MCD) is now

                                        4
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looking at single digit growth--a fact that its new corporate leadership itself acknowledges--and so we sold the stock after a relatively brief holding period. It is worth noting that even with these recent adjustments, our portfolio turnover is still remarkably low (just 4.7% for Ariel Fund and 29.9% for Ariel Appreciation Fund) and thereby continues to reflect our long-term, patient view.

The Dow Jones Industrial Average's 5% gain in the first three days of trading of 2003 set a record as the best New Year's start in the history of the index. But those gains were quickly whittled away during the quarter as a result of slow profit growth, a weak economy, scant jobs, widespread investor anxiety--not to mention war. We do not presume to know when the weight on the economy will be lifted or how the Middle East conflict will be resolved. Instead, we continue to focus our efforts on identifying those rare companies that will endure come what may.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

/s/ John W. Rogers

John W. Rogers, Jr.
Chairman & CEO
Chief Investment Officer

/s/ Mellody Hobson

Mellody Hobson
President

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                             VALUE COMPANY IN FOCUS

ACCENTURE (NYSE: ACN) "It's not how many ideas you have. It's how many you make happen." Accenture's 2003 advertising campaign could be considered the company's new mission statement, as it is taking a number of positive steps to revitalize the business despite a difficult operating environment.

Accenture is a leading global provider of management and information technology consulting services. The firm has more than 75,000 employees based in more than 110 offices in 47 countries. Accenture's services include strategic and technical consulting, application development, systems integration and business process outsourcing. The company boasts a prestigious client base, serving 92 of the Fortune Global 100 and more than half of the Fortune Global 500. Accenture's strong network of relationships, depth of service offerings and respected reputation, in addition to its seasoned management team, has allowed it to persevere in this challenging economic environment.

REASONS FOR RECOMMENDATION

STRONG FRANCHISE

In 2001, RED HERRING magazine named Accenture to its list of the 100 companies "Most Likely to Change the World." We think the changes have already begun. Very few competitors match Accenture's deep industry knowledge combined with its broad technology skills. The firm has partnership alliances with more than 150 leading technology companies and enduring relationships with many of its clients. The company uses these strong relationships as a great competitive advantage that is unrivaled in the industry. In fact, 60% of Accenture's contracts originate from existing clients as "sole source" contracts and competing firms do not even have the opportunity to submit bids!

SEASONED AND SOLID MANAGEMENT TEAM

Accenture's management team is loaded with talent. The seasoned team is well-respected as one of the best in the IT industry and averages 20 years of experience per person.

[SIDE NOTE]

[ACCENTURE LOGO]

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(917) 452-4400

www.accenture.com

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These professionals are grizzled veterans who are familiar with business cycles and technology transitions. They have proven their flexibility and perseverance, withstanding a difficult environment for IT spending in fiscal 2002 and posting revenue growth of 1%--far outperforming the 5-7% decline among their six largest competitors.

ATTRACTIVE VALUATION AT CURRENT PRICES

Accenture's business model revolves around people and service, not equipment, allowing it to enjoy attractive margins that surpass those of its peers. Specifically, unlike other IT services firms, Accenture does not have a direct sales force but rather relies on its partners and senior executives to develop new business. This high-touch, relationship-based strategy has generated high return on invested capital and abundant free cash flow.

Accenture's stock has suffered due to the soft economy and dramatic slowdown in corporate spending. Although we expect near-term revenues and earnings to remain depressed, we believe these trials are short-term and that businesses will eventually spend again. At its current price of $16, Accenture sells at 16 times forward earnings and at a 38% discount to our estimated private market value of $26. We are delighted to have the opportunity to buy such a high-quality company at an attractive valuation and are enthusiastically purchasing shares.

[GRAPHIC]

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                              VALUE COMPANY UPDATES

JANUS CAPITAL GROUP, INC. (NYSE: JNS) is a leading global asset manager. Its subsidiaries manage approximately $133 billion for individual investors and institutional clients. Although the company has suffered from the recent economic malaise along with the rest of the financial services industry, Janus is in the midst of a turnaround spearheaded by a new management team led by CEO Mark Whiston.

Management has made positive changes to the investment discipline, including a more rigorous review process for portfolio managers and their holdings as well as an increase in the number of analysts (in stark contrast to most firms who have reduced analytical talent). Investment performance is improving in turn. Additionally, through strategic acquisitions and internal development, Janus is broadening its product line beyond its traditional reliance on large capitalization growth stock investing. While this endeavor will take time to develop, we are pleased with the significant progress we have witnessed to date. Finally, management continues to focus on reducing costs, directly aiding profitability.

After three difficult years for Janus and the entire investment management industry, we expect fundamentals to improve in 2004. The company's shares trade at 16 times depressed 2003 estimated earnings per share and at a 40% discount to our estimate of Janus' private market value. We are buying shares.

YUM! BRANDS (NYSE: YUM) is the fast food industry's world leader in number of locations, with over 30,000 restaurants worldwide. In sales, Yum! is the second largest global fast food company, operating top chains that include KFC, Pizza Hut and Taco Bell, in addition to Long John Silver's and A&W All-American Food Restaurants. Unlike its peers, Yum! is uniquely positioned to enjoy many more years of growth through its multi-branding and international strategies.

[GRAPHIC]

1441 GARDINER LANE

LOUISVILLE, KY 40213

(502) 874-2543

www.yum.com

Yum! Brands has been able to grow in the mature and saturated U.S. fast food industry by multi-branding its restaurants. In a scaled down version of a food court, Yum! caters to different tastes by housing multiple restaurant brands side-by-side under one roof. This competitive advantage has resulted in increased sales per unit as more people visit the restaurants more frequently. In addition, the company continues to develop its international business. Aside from the ever-present McDonald's, KFC and Pizza Hut are the only other fast food brands with a significant international presence. Yum! plans to expand these efforts in 2003.

At its current price of $24, Yum! sells at 12 times forward earnings and at a 23% discount to our estimated private market value of $31. We are holding our shares.

[SIDE NOTE]

[JANUS LOGO]

100 FILMORE STREET

DENVER, CO 80206

(303) 333-3863

www.janus.com

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PARK PLACE ENTERTAINMENT (NYSE: PPE) makes business out of pleasure. The world's largest casino gaming company--it derived its name from the coveted property on the Monopoly board--Park Place operates over two dozen resorts in five countries. In Las Vegas, the company's prime realties include Caesars Palace, Paris, Flamingo, Bally's and the Hilton. The company also operates properties in Atlantic City and abroad.

Cash flows freely at Park Place's casinos and the same is true for its business model. In fact, they generated $309 million in free cash flow in the twelve month period ended December 2002--over $1 per share which amounts to nearly double the company's earnings! We are encouraged with management's heightened focus and commitment to improve operating profitability and returns through cost-reduction programs and brand integration. As a long-term holding, we believe the odds look good for Park Place.

Selling for a lucky $7, Park Place trades at approximately 13 times trailing and forward earnings. (Perhaps 13 is lucky after all.) Stock sells at a 46% discount to our $13 estimation of its private market value, and we are purchasing shares.

LEGGETT & PLATT (NYSE: LEG) is a 120-year old Missouri-based company which manufactures products for the home and office as well as commercial furnishings. The company's manufacturing efficiency, innovative product engineering and skilled management team make it a quality franchise. However, these core strengths do not compensate for the company's slowdown in internal revenue growth.

Leggett & Platt's management has made great strides in increasing operating efficiencies and cutting costs throughout this difficult economic environment. In fact, in late 2000, management made proactive plans to address the slowing marketplace. Despite these efforts, the company's earnings remain depressed due to the continued weak economic environment. Slow product demand and raw material price increases have overwhelmed certain segments of the business.

In spite of Leggett & Platt's solid historical performance, we do not believe the company will consistently meet our long-term earnings growth goal of 10-12% without an undue focus on acquisitions. We believe internal revenue growth going forward will be slightly slower than the historical average. As such, the company will need to rely more heavily on its acquisition strategy to meet growth requirements. Leggett & Platt stock sells for $19, and we are selling our shares to pursue other investment opportunities.

[SIDE NOTE]

[PARK PLACE ENTERTAINMENT LOGO]

3930 HOWARD HUGHES PARKWAY

LAS VEGAS, NV 89109

(702) 699-5000

www.parkplace.com


[LEGGETT & PLATT INCORPORATED LOGO]

1 LEGGETT ROAD

CARTHAGE, MO 64836

(417) 358-8131

www.leggett.com

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ARIEL VALUE FUNDS

TEN LARGEST HOLDINGS AS OF MARCH 31, 2003

1   MARKEL CORP.
    Specialty insurance provider
2   LEE ENTERPRISES, INC.
    Newspaper publisher
3   GREY GLOBAL GROUP, INC.
    Advertising and marketing services firm
4   AMERICAN GREETINGS CORP.
    World's second largest producer of greeting cards
5   ROUSE CO.
    Retail mall developer
6   SERVICEMASTER CO.
    Diversified provider of consumer
    and commercial services
7   NEIMAN MARCUS GROUP, INC., CLASS A
    Premier luxury retailer
8   IDEX CORP.
    Industrial product manufacturer
9   INVACARE CORP.
    Leading producer of medical equipment
10  GRACO, INC.
    Primary manufacturer of fluid
    control products

ARIEL FUND

Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003 (assume reinvestment of dividends and capital gains)

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                            1ST QUARTER     YTD       1 YEAR    3 YEAR     5 YEAR      10 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
ARIEL FUND                     -5.51%      -5.51%     -16.76%   +11.21%     +4.56%     +10.70%      +12.63%
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX             -4.49%      -4.49%     -26.96%   -11.00%     -4.12%      +6.22%       +7.81%
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX       -5.08%      -5.08%     -23.27%    +4.29%     +0.03%      +9.26%      +10.39%

[CHART]

                                                ARIEL FUND                   RUSSELL 2000
                                           PORTFOLIO COMPOSITION        PORTFOLIO COMPOSITION
Consumer Discretionary and Services                  37.65%                         17.6%
Financial Services                                   16.31%                           24%
Producer Durables                                     12.5%                          7.9%
Materials and Processing                              11.5%                          8.3%
Consumer Staples                                      7.88%                          2.6%
Cash & Other                                          6.48%                          0.6%
Health Care                                           4.41%                         12.6%
Technology                                            3.27%                         13.5%
Utilities                                                0%                          5.2%
Other Energy                                             0%                          4.2%
Autos and Transportation                                 0%                          3.5%
Integrated Oils                                          0%                            0%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

                       ARIEL FUND          RUSSELL 2000 INDEX         S&P 500 INDEX
12/31/86               $10,203.34              $ 9,711.20             $ 9,744.80
12/31/87               $11,366.66              $ 8,859.60             $10,256.42
12/31/88               $15,904.93              $11,065.10             $11,959.90
12/31/89               $19,899.53              $12,863.20             $15,749.46
12/31/90               $16,699.19              $10,353.87             $15,260.40
12/31/91               $22,163.48              $15,122.01             $19,910.23
12/31/92               $24,763.24              $17,906.22             $21,427.29
12/31/93               $26,923.69              $21,291.72             $23,587.04
12/31/94               $25,786.49              $20,903.88             $23,898.38
12/31/95               $30,561.55              $26,848.98             $32,878.89
12/31/96               $37,747.22              $31,279.32             $40,427.86
12/31/97               $51,502.23              $38,274.25             $53,915.92
12/31/98               $56,594.60              $37,299.50             $69,323.24
12/31/99               $53,334.92              $45,228.35             $83,912.06
12/31/00               $68,676.68              $43,862.04             $76,271.56
12/31/01               $78,437.88              $44,952.42             $67,207.02
12/31/02               $74,371.34              $35,744.78             $52,354.12
03/31/03               $70,277.12              $34,139.19             $50,704.82

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

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ARIEL APPRECIATION FUND

Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003 (assume reinvestment of dividends and capital gains)
Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                              1ST QUARTER      YTD        1 YEAR      3 YEAR       5 YEAR        10 YEAR        LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND          -7.05%       -7.05%      -23.25%      +6.12%       +3.94%       +11.02%           +11.25%
----------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX             -2.37%       -2.37%      -21.50%      -8.77%       -0.36%        +9.08%           +10.37%
----------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX       -4.06%       -4.06%      -19.65%      +1.53%       +0.18%        +9.71%           +10.75%

[CHART]

                                                     ARIEL
                                              APPRECIATION               RUSSELL
                                                      FUND                MIDCAP
                                                 PORTFOLIO             PORTFOLIO
                                               COMPOSITION           COMPOSITION
Consumer Discretionary and Services                 36.73%                 18.7%
Financial Services                                  33.21%                 22.5%
Consumer Staples                                     7.93%                  3.1%
Health Care                                          7.37%                 12.7%
Cash & Other                                         4.51%                  1.8%
Producer Durables                                    4.41%                  5.8%
Utilities                                            2.99%                    9%
Materials and Processing                             2.85%                  7.4%
Technology                                              0%                  9.9%
Other Energy                                            0%                  5.1%
Autos and Transportation                                0%                  2.8%
Integrated Oils                                         0%                  1.2%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

            ARIEL APPRECIATION FUND        RUSSELL MIDCAP INDEX      S&P 500 INDEX
12/31/89              $10,054.12               $10,175.57             $10,240.10
12/31/90              $ 9,902.21               $ 9,005.60             $ 9,922.12
12/31/91              $13,184.49               $12,744.00             $12,945.38
12/31/92              $14,930.13               $14,826.42             $13,931.75
12/31/93              $16,114.99               $16,946.78             $15,335.99
12/31/94              $14,762.59               $16,592.16             $15,538.42
12/31/95              $18,329.95               $22,308.66             $21,377.43
12/31/96              $22,677.45               $26,546.92             $26,285.68
12/31/97              $31,282.57               $34,247.37             $35,055.45
12/31/98              $37,397.79               $37,705.41             $45,073.09
12/31/99              $35,980.84               $44,579.48             $54,558.55
12/31/00              $42,753.79               $48,256.86             $49,590.80
12/31/01              $49,693.34               $45,543.46             $43,697.15
12/31/02              $44,545.44               $38,171.54             $34,039.98
03/31/03              $41,405.97               $37,268.41             $32,967.63

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

[SIDE NOTE]

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

TEN LARGEST HOLDINGS AS OF MARCH 31, 2003
1   IMS HEALTH, INC.
    Leading provider of healthcare data
2   MBIA, INC.
    Leading insurer of municipal bonds
3   CENDANT CORP.
    Global provider of consumer and business services
4   PITNEY BOWES, INC.
    Top manufacturer of mailing equipment
5   NORTHERN TRUST CORP.
    Preeminent personal and institutional trust company
6   ACCENTURE LTD.
    Leading information and technology consultant
7   CARNIVAL CORP.
    World's largest cruise company
8   DUN & BRADSTREET CORP.
    Leading supplier of business information and research
9   SUNGARD DATA SYSTEMS, INC.
    Computer services and software company
10  XL CAPITAL LTD.
    Worldwide insurance company

ARIEL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2003 (UNAUDITED)

     NUMBER
   OF SHARES  COMMON STOCKS-93.52%                                          COST            MARKET VALUE
              CONSUMER DISCRETIONARY--37.65%
   3,647,100  American Greetings Corp.*                               $     52,291,374     $    47,777,010
   1,168,133  Bob Evans Farms, Inc.                                         22,451,025          28,140,324
     756,800  DeVry, Inc.*                                                  11,108,659          14,129,456
      84,299  Grey Global Group, Inc.                                       48,896,898          52,011,640
   2,712,425  Hasbro, Inc.                                                  35,597,247          37,675,583
   1,295,700  Journal Register Co.*                                         25,490,001          19,772,382
   1,758,700  Lee Enterprises, Inc.                                         56,424,568          55,434,224
     605,200  Libbey, Inc.                                                  20,845,096          14,887,920
     735,500  Matthews International Corp.                                  15,396,661          17,034,180
   1,541,100  Neiman Marcus Group, Inc.,
              Class A*                                                      45,916,750          44,676,489
     630,575  Oneida Ltd.                                                    9,620,904           6,747,153
   4,605,000  Park Place Entertainment Corp.*                               33,375,797          32,787,600
     865,500  Radio One, Inc., Class D*                                     12,337,590          11,459,220
   4,550,800  ServiceMaster Co.                                             55,381,271          45,508,000
   1,533,500  Valassis Communications, Inc.*                                48,544,156          40,484,400
   1,016,700  WMS Industries, Inc.*                                         17,345,489          12,962,925
                                                                      ----------------     ---------------
                                                                           511,023,486         481,488,506
                                                                      ----------------     ---------------

              CONSUMER STAPLES--7.88%
   1,325,400  Dial Corp.                                                    20,371,769          25,712,760
     929,500  Longs Drug Stores Corp.                                       21,964,433          13,942,500
   1,291,400  McCormick & Co., Inc.                                         23,199,354          31,174,396
     856,653  Smucker (J.M.) Co.                                            28,184,927          29,957,155
                                                                      ----------------     ---------------
                                                                            93,720,483         100,786,811
                                                                      ----------------     ---------------

              FINANCIAL SERVICES--16.31%
   1,597,250  HCC Insurance Holdings, Inc.                            $     35,857,910     $    40,825,710
   2,784,475  Horace Mann Educators Corp.                                   54,855,543          36,532,312
   1,730,500  Janus Capital Group, Inc.                                     18,965,662          19,710,395
     261,725  Markel Corp.*                                                 51,644,067          58,547,883
   3,037,900  Sotheby's Holdings, Inc.*                                     37,241,925          27,887,922
   1,427,000  Waddell & Reed Financial, Inc.                                25,287,317          25,072,390
                                                                      ----------------     ---------------
                                                                           223,852,424         208,576,612
                                                                      ----------------     ---------------

              HEALTH CARE--4.41%
   1,330,950  Invacare Corp.                                                45,056,770          41,911,615
     827,350  Sybron Dental Specialties, Inc.*                              15,621,070          14,437,258
                                                                      ----------------     ---------------
                                                                            60,677,840          56,348,873
                                                                      ----------------     ---------------

              MATERIALS AND PROCESSING--11.50%
   1,062,255  Brady Corp.                                                   33,262,862          30,040,571
   1,481,075  Energizer Holdings, Inc.*                                     30,616,360          37,752,602
   2,014,100  Interface, Inc.*                                              13,252,225           6,646,530
   1,906,700  Jones Lang LaSalle, Inc.*                                     34,303,268          26,045,522
   1,350,700  Rouse Co.                                                     35,235,335          46,666,685
                                                                      ----------------     ---------------
                                                                           146,670,050         147,151,910
                                                                      ----------------     ---------------

              PRODUCER DURABLES--12.50%
   2,668,100  Andrew Corp.*                                                 24,347,556          14,674,550
     657,570  General Binding Corp.*                                        10,263,612           5,194,803
   1,478,723  Graco, Inc.                                                   31,441,540          41,552,116
   1,512,000  IDEX Corp.                                                    47,221,101          43,848,000
   1,979,300  Miller (Herman), Inc.                                         40,543,028          31,866,730
   2,379,300  Steelcase, Inc.                                               32,137,013          22,722,315
                                                                      ----------------     ---------------
                                                                           185,953,850         159,858,514
                                                                      ----------------     ---------------

     NUMBER
   OF SHARES  COMMON STOCKS-93.52% (CONT.)                                    COST            MARKET VALUE
              TECHNOLOGY--3.27%
   1,322,800  Anixter International, Inc.*                            $     33,188,605     $    29,987,876
     660,000  Littelfuse, Inc.*                                             16,677,502          11,807,400
                                                                      ----------------     ---------------
                                                                            49,866,107          41,795,276
                                                                      ----------------     ---------------
              Total Common Stocks                                        1,271,764,240       1,196,006,502
                                                                      ----------------     ---------------

PRINCIPAL     REPURCHASE
AMOUNT        AGREEMENTS-5.47%
$ 19,980,653  State Street Bank & Trust Co.
              Repurchase Agreement, 0.60%,
               dated 3/31/2003, repurchase price
               $19,980,986, maturing 4/1/2003
               (collateralized by U.S. Treasury
               Bond, 6.375%, 8/15/2027)                                     19,980,653          19,980,653

$ 50,000,000  State Street Bank & Trust Co.
              Repurchase Agreement, 0.60%,
               dated 3/31/2003, repurchase
               price $50,000,833, maturing
               4/1/2003 (collateralized by
               U.S. Treasury Bond,
               9.25%, 2/15/2016)                                      $     50,000,000     $    50,000,000
                                                                      ----------------     ---------------

              Total Repurchase Agreements                                   69,980,653          69,980,653
                                                                      ----------------     ---------------

              Total Investments-98.99%                                $  1,341,744,893       1,265,987,155
                                                                      ================

              Other Assets less Liabilities-1.01%                                               12,924,366
                                                                                           ---------------

              NET ASSETS-100.00%                                                           $ 1,278,911,521
                                                                                           ===============

*Non-income producing.

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2003 (UNAUDITED)

     NUMBER
   OF SHARES  COMMON STOCKS-95.49%                                          COST            MARKET VALUE
              CONSUMER DISCRETIONARY--36.73%
   3,442,500  Accenture Ltd.*                                         $     52,697,629     $    53,358,750
     936,000  Black & Decker Corp.                                          36,143,749          32,628,960
   2,167,650  Carnival Corp.                                                54,221,023          52,262,041
   4,257,495  Cendant Corp.*                                                59,137,004          54,070,186
   1,413,375  Harte-Hanks, Inc.                                             19,796,480          26,995,462
   2,227,450  Hasbro, Inc.                                                  28,452,085          30,939,280
   3,931,400  Interpublic Group of Cos., Inc.*                              75,015,178          36,562,020
   1,023,600  Jones Apparel Group, Inc.*                                    33,000,645          28,077,348
     636,400  McClatchy Co.                                                 28,258,082          34,104,676
     455,300  Omnicom Group, Inc.                                           25,702,788          24,663,601
   2,747,895  ServiceMaster Co.                                             34,823,279          27,478,950
     788,300  Tiffany & Co.                                                 18,136,589          19,707,500
   3,927,000  Toys "R" Us, Inc.*                                            58,751,316          32,868,990
     603,025  Tribune Co.                                                   22,448,278          27,142,155
   1,207,700  Yum! Brands, Inc.*                                            28,317,089          29,383,341
                                                                      ----------------     ---------------
                                                                           574,901,214         510,243,260
                                                                      ----------------     ---------------

              CONSUMER STAPLES--7.93%
     889,372  Clorox Co.                                              $     34,078,679     $    41,062,305
   1,880,500  Kroger Co.*                                                   38,281,435          24,728,575
     693,440  McCormick & Co., Inc.                                          8,992,701          16,739,642
   1,457,100  Safeway, Inc.*                                                47,919,993          27,582,903
                                                                      ----------------     ---------------
                                                                           129,272,808         110,113,425
                                                                      ----------------     ---------------

              FINANCIAL SERVICES--33.21%
     591,100  Certegy, Inc.*                                                16,443,242          14,895,720
   1,208,722  Dun & Bradstreet Corp.*                                       36,436,063          46,233,617
   1,752,700  Equifax, Inc.                                                 41,430,295          35,036,473
     886,400  Franklin Resources, Inc.                                      34,556,382          29,171,424
     458,300  H&R Block, Inc.                                               10,166,688          19,564,827
   2,852,200  Janus Capital Group, Inc.                                     32,112,884          32,486,558
   1,426,592  MBIA, Inc.                                                    58,871,329          55,123,515
   2,390,237  MBNA Corp.                                                    47,391,012          35,973,067
   1,755,700  Northern Trust Corp.                                          57,395,881          53,461,065
     732,300  St. Paul Cos., Inc.                                           22,425,414          23,287,140
   2,150,265  SunGard Data Systems, Inc.*                                   54,934,361          45,800,645
     980,950  T. Rowe Price Group, Inc.                                     35,633,953          26,602,383
     618,600  XL Capital Ltd.                                               48,007,495          43,784,508
                                                                      ----------------     ---------------
                                                                           495,804,999         461,420,942
                                                                      ----------------     ---------------

              HEALTH CARE--7.37%
   2,082,495  Apogent Technologies, Inc.*                                   41,468,674          30,362,777
   3,623,960  IMS Health, Inc.                                              57,855,613          56,570,016
     566,400  Omnicare, Inc.                                                13,952,553          15,411,744
                                                                      ----------------     ---------------
                                                                           113,276,840         102,344,537
                                                                      ----------------     ---------------

     NUMBER
   OF SHARES  COMMON STOCKS-95.49% (CONT.)                                  COST            MARKET VALUE
              MATERIALS AND PROCESSING--2.85%
   1,147,300  Rouse Co.                                               $     26,909,192     $    39,639,215
                                                                      ----------------     ---------------
              PRODUCER DURABLES--4.41%
     457,800  Miller (Herman), Inc.                                          8,550,433           7,370,580
   1,689,800  Pitney Bowes, Inc.                                            62,333,530          53,938,416
                                                                      ----------------     ---------------
                                                                            70,883,963          61,308,996
                                                                      ----------------     ---------------

              UTILITIES--2.99%
   1,505,925  CenturyTel, Inc.                                              41,800,454          41,563,530
                                                                      ----------------     ---------------
              Total Common Stocks                                        1,452,849,470       1,326,633,905
                                                                      ----------------     ---------------

PRINCIPAL     REPURCHASE
AMOUNT        AGREEMENTS-4.28%
$  9,407,605  State Street Bank & Trust Co.
              Repurchase Agreement, 0.60%,
               dated 3/31/2003, repurchase price
               $9,407,761, maturing 4/1/2003
               (collateralized by U.S. Treasury
               Bond, 7.625%, 2/15/2025)                               $      9,407,605     $     9,407,605

  50,000,000  State Street Bank & Trust Co.
              Repurchase Agreement, 0.60%,
               dated 3/31/2003, repurchase
               price $50,000,833, maturing
               4/1/2003 (collateralized by
               U.S. Treasury Bond,
               8.125%, 5/15/2021)                                           50,000,000          50,000,000
                                                                      ----------------     ---------------

              Total Repurchase Agreements                                   59,407,605          59,407,605
                                                                      ----------------     ---------------

              Total Investments-99.77%                                $  1,512,257,075       1,386,041,510
                                                                      ================

              Other Assets less Liabilities-0.23%                                                3,191,095
                                                                                           ---------------

              NET ASSETS-100.00%                                                           $ 1,389,232,605
                                                                                           ===============

* Non-income producing.

The accompanying notes are an integral part of the financial statements.

VALUE STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                                EARNINGS PER SHARE
                                                                52 - WEEK       ------------------
                                                                  RANGE           2002      2003      2002       2003      MARKET
                                      TICKER      PRICE     ----------------     ACTUAL   ESTIMATED    P/E        P/E        CAP.
COMPANY                               SYMBOL     3/31/03      LOW      HIGH     CALENDAR  CALENDAR   CALENDAR   CALENDAR    ($MM)
General Binding Corp.                 GBND         7.90       7.50     20.15       0.52      1.05       15.2        7.5        126
Interface, Inc.                       IFSIA        3.30       1.97     10.05      -0.08      0.01         NM         NM        170
Oneida Ltd.                           OCQ         10.70      10.14     19.75       0.45      0.45       23.8       23.8        177
Libbey, Inc.                          LBY         24.60      22.08     40.00       2.37      2.55       10.4        9.6        323
WMS Industries, Inc.                  WMS         12.75       9.28     19.20       0.11      0.10         NM         NM        385
Littelfuse, Inc.                      LFUS        17.89      13.84     28.25       0.55      0.71       32.5       25.2        390
Jones Lang LaSalle, Inc.              JLL         13.66      12.90     24.80       1.08      1.10       12.6       12.4        410
Andrew Corp.                          ANDW         5.50       5.23     18.37       0.23      0.23       23.9       23.9        541
Horace Mann Educators Corp.           HMN         13.12      12.43     24.08       1.18      1.33       11.1        9.9        560
Sotheby's Holdings, Inc.              BID          9.18       6.30     15.95       0.06      0.29         NM       31.7        564
Longs Drug Stores Corp.               LDG         15.00      13.05     32.25       0.91      1.00       16.5       15.0        577
Journal  Register Co.                 JRC         15.26      14.73     22.20       1.16      1.29       13.2       11.8        628
Brady Corp.                           BRC         28.28      25.05     40.70       1.15      1.31       24.6       21.6        655
Sybron Dental Specialties             SYD         17.45      11.41     22.60       1.13      1.32       15.4       13.2        664
Matthews International Corp.          MATW        23.10      20.85     29.00       1.24      1.39       18.6       16.6        725
Grey Global Group, Inc.               GREY       616.99     508.00    832.00      12.09     17.30       51.0       35.7        790
Bob Evans Farms, Inc.                 BOBE        24.09      21.18     33.30       1.90      2.11       12.7       11.4        844
Anixter International, Inc.           AXE         22.67      18.80     31.29       1.14      1.31       19.9       17.3        844
American Greetings Corp.              AM          13.10      12.41     23.80       1.08      1.59       12.1        8.2        863
IDEX Corp.                            IEX         29.00      25.70     39.66       1.67      1.90       17.4       15.3        943
Invacare Corp.                        IVC         31.49      28.87     39.92       2.05      2.24       15.4       14.1        969
Herman Miller, Inc.                   MLHR        16.10      14.43     25.42       0.17      0.35         NM       46.0      1,183
Graco, Inc.                           GGG         28.10      22.13     30.57       1.57      1.69       17.9       16.6      1,266
DeVry, Inc.                           DV          18.67      12.10     32.15       0.85      0.82       22.0       22.8      1,306
Valassis, Inc.                        VCI         26.40      21.45     41.28       2.42      2.12       10.9       12.5      1,373
The Neiman Marcus Group, Inc.         NMG.A       28.99      23.75     39.80       2.58      2.68       11.2       10.8      1,378
Radio One, Inc.                       ROIAK       13.24      10.50     24.81       0.16      0.25       82.8       53.0      1,385
Lee Enterprises, Inc.                 LEE         31.52      28.90     40.09       1.67      1.96       18.9       16.1      1,400
Steelcase, Inc.                       SCS          9.55       7.95     17.35      -0.23      0.10         NM         NM      1,410
Waddell & Reed Financial, Inc.        WDR         17.57      15.30     30.54       1.07      1.15       16.4       15.3      1,418
HCC Insurance Holdings, Inc.          HCC         25.56      19.11     28.50       1.68      2.10       15.2       12.2      1,603
The J.M. Smucker Co.                  SJM         34.97      28.71     42.25       1.93      2.24       18.1       15.6      1,740
The Dial  Corp.                       DL          19.40      17.12     22.45       1.21      1.35       16.0       14.4      1,852
Park Place Entertainment  Corp.       PPE          7.12       6.06     12.93       0.53      0.55       13.4       12.9      2,142
Markel Corp.                          MKL        223.70     175.00    225.00       7.29     11.69       30.7       19.1      2,201
Energizer Holdings, Inc.              ENR         25.49      21.40     31.92       2.06      2.25       12.4       11.3      2,230
Hasbro, Inc.                          HAS         13.89       9.87     16.98       0.62      0.90       22.4       15.4      2,404
Janus Capital Group                   JNS         11.39       8.97     24.68       1.00      0.75       11.4       15.2      2,546
The ServiceMaster Co.                 SVM         10.00       8.89     15.50       0.56      0.58       17.9       17.2      2,992
Rouse Co.                             RSE         34.55      27.47     35.19       3.84      4.20        9.0        8.2      3,015
McCormick & Company, Inc.             MKC         24.14      20.70     27.25       1.30      1.46       18.6       16.5      3,382

ARIEL APPRECIATION FUND (UNAUDITED)
                                                                                EARNINGS PER SHARE
                                                                52 - WEEK       ------------------
                                                                  RANGE            2002     2003      2002        2003     MARKET
                                      TICKER      PRICE     ----------------     ACTUAL   ESTIMATED    P/E        P/E       CAP.
COMPANY                               SYMBOL     3/31/03      LOW      HIGH     CALENDAR  CALENDAR   CALENDAR   CALENDAR    ($MM)
Herman Miller, Inc.                   MLHR        16.10      14.43     25.42       0.17      0.35        NM       46.0      1,183
Apogent Technologies, Inc.            AOT         14.58      14.45     25.49       1.28      1.39      11.4       10.5      1,534
Certegy, Inc.                         CEY         25.20      16.70     44.49       1.41      1.53      17.9       16.5      1,674
Harte-Hanks,  Inc.                    HHS         19.10      16.05     22.68       0.97      0.97      19.7       19.7      1,725
Toys "R" Us, Inc.                     TOY          8.37       7.70     18.60       1.09      1.16       7.7        7.2      1,778
Hasbro, Inc.                          HAS         13.89       9.87     16.98       0.62      0.90      22.4       15.4      2,404
The McClatchy Co.                     MNI         53.59      51.39     65.55       2.84      2.97      18.9       18.0      2,467
Janus Capital Group                   JNS         11.39       8.97     24.68       1.00      0.75      11.4       15.2      2,546
Omnicare, Inc.                        OCR         27.21      17.51     28.83       1.48      1.94      18.4       14.0      2,565
The Black & Decker Corp.              BDK         34.86      33.20     50.50       3.22      3.60      10.8        9.7      2,740
Equifax, Inc.                         EFX         19.99      17.84     29.94       1.38      1.47      14.5       13.6      2,819
The Dun & Bradstreet Corp.            DNB         38.25      28.26     41.59       2.15      2.40      17.8       15.9      2,847
The ServiceMaster Co.                 SVM         10.00       8.89     15.50       0.56      0.58      17.9       17.2      2,992
Rouse Co.                             RSE         34.55      27.47     35.19       3.84      4.20       9.0        8.2      3,015
T. Rowe Price Group, Inc.             TROW        27.12      21.25     39.15       1.52      1.40      17.8       19.4      3,317
McCormick & Company, Inc.             MKC         24.14      20.70     27.25       1.30      1.46      18.6       16.5      3,382
Jones Apparel Group, Inc.             JNY         27.43      25.61     41.68       2.84      3.05       9.7        9.0      3,509
The Interpublic Group of Companies    IPG          9.30       7.20     34.98       0.54      0.65      17.2       14.3      3,608
Tiffany & Co.                         TIF         25.00      19.40     41.00       1.23      1.34      20.3       18.7      3,629
IMS Health, Inc.                      RX          15.61      12.90     22.45       0.98      1.02      15.9       15.3      3,814
CenturyTel, Inc.                      CTL         27.60      21.13     34.45       1.71      2.15      16.1       12.8      3,949
MBIA, Inc.                            MBI         38.64      34.14     57.50       3.95      4.45       9.8        8.7      5,572
SunGard Data Systems, Inc.            SDS         21.30      14.70     33.10       1.15      1.27      18.5       16.8      6,045
Northern Trust Corp.                  NTRS        30.45      27.64     60.05       1.97      1.94      15.5       15.7      6,729
Yum! Brands, Inc.                     YUM         24.33      20.35     33.17       1.90      1.99      12.8       12.2      7,137
The St. Paul Companies, Inc.          SPC         31.80      23.00     50.60       1.21      3.38      26.3        9.4      7,229
Pitney Bowes, Inc.                    PBI         31.92      28.55     44.41       2.37      2.40      13.5       13.3      7,486
H&R Block, Inc.                       HRB         42.69      29.00     53.50       2.58      3.20      16.5       13.3      7,646
Safeway, Inc.                         SWY         18.93      17.51     45.14       2.79      2.50       6.8        7.6      8,354
Franklin Resources, Inc.              BEN         32.91      27.90     44.48       1.80      1.74      18.3       18.9      8,471
XL Capital Ltd.                       XL          70.78      58.45     98.00       2.87      8.00      24.7        8.8      9,634
The Clorox Co.                        CLX         46.17      31.92     47.95       2.29      2.45      20.2       18.8     10,026
The Kroger Co.                        KR          13.15      11.00     23.81       1.65      1.63       8.0        8.1     10,036
Omnicom Group, Inc.                   OMC         54.17      36.50     94.93       3.44      3.65      15.7       14.8     10,217
Cendant Corp.                         CD          12.70       8.90     19.35       1.29      1.45       9.8        8.8     13,082
Tribune Co.                           TRB         45.01      35.66     49.49       1.90      2.15      23.7       20.9     13,838
Carnival Corp.                        CCL         24.11      20.34     34.64       1.73      1.75      13.9       13.8     14,152
Accenture Ltd.                        ACN         15.50      11.30     26.70       0.93      1.03      16.7       15.0     14,379
MBNA Corp.                            KRB         15.05      11.96     26.13       1.34      1.55      11.2        9.7     19,229

Note for both charts: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. NM=Not Meaningful. Rouse Company estimates are before depreciation and deferred taxes.

[GRAPHIC]

                              ARIEL PREMIER GROWTH

DEAR FELLOW SHAREHOLDER: For the quarter ended March 31, 2003, Ariel Premier Growth Fund, Institutional Class lost -0.41% and the Investor Class slipped -0.54%. These results outperformed the Russell 1000 Growth Index, which declined -1.07% as well as the broad market as measured by the S&P 500 Index, which dropped -3.15%.

Although we are pleased with the Fund's index-beating performance for the quarter, it is difficult to be upbeat at a time of war. Nevertheless, while the newspapers, television and capital markets are all fixated on the war with Iraq, we continue to work diligently on Ariel Premier Growth Fund and adhere to our large cap growth discipline. The Fund's outperformance can largely be attributed to good stock selection as well as improved performance of large cap growth stocks in general. Specifically, Comcast (OTC: CMCSK), Amgen (OTC: AMGN), Liberty Media (NYSE: L) and Lowe's (NYSE: LOW) were superior performers in their sectors.

Although the U.S. economy is growing modestly, equities remain stalled as investors seek the safety of more conservative investments. This is a time when discipline is invaluable and emotions must be kept in check. More specifically, individual investors need to make rational decisions about their portfolios and investment managers need to stay true to their investment philosophies. We intend to do just that. As such, we continue to find a variety of attractive investments in the growth stock universe and remain optimistic about 2003 despite continued geopolitical uncertainties.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.


Sincerely,


/s/ John W. Rogers, Jr.                         /s/ David M. Fowler
John W. Rogers, Jr.                             David M. Fowler
Chairman & CEO                                  Member
Ariel Capital Management, Inc.                  Lincoln Equity Management, LLC

                             GROWTH COMPANY UPDATES

AUTOZONE, INC. (NYSE: AZO) is a specialty retailer of automotive parts and accessories catering primarily to the do-it-yourself customer. The country's #1 auto parts chain, AutoZone operates over 3,100 stores in 44 states in addition to its 41 stores in Mexico. The company's rich corporate culture and fanatical focus on customer satisfaction have helped it earn a spot on the Fortune 500 and inclusion in the S&P 500.

Founded in 1979, AutoZone opened its first store in Forrest City, Arkansas on July 4, 1979, and the company went public in 1991. Revenues have grown at an annualized rate of 18% over the past ten years and totaled $5.3 billion in 2002. Same store sales increases have averaged 5% over the past five years. Additionally, the company has consistently increased its return on capital, now approaching 20%.

We believe AutoZone can continue its record of solid execution as their market demographics improve over the next five years. The company's 2002 Annual Report cites Americans are driving over 2.5 trillion miles per year. This exciting industry has outstanding growth potential. At approximately $69 a share, AutoZone has a price-to-earnings ratio of 13, and we anticipate this stock will again trade in the mid-$80s in the next six to twelve months.

DANAHER CORPORATION (NYSE: DHR) is an industrial manufacturer operating in two primary segments: process and environmental controls, which represents approximately 70% of revenues; and tools and components. Danaher continues to create value with improvements in quality, deliverability, cost and development of products.

Danaher's larger business segment--process and environmental controls--includes four strategic platforms: motion control; environmental; electronic testing; and product identification. In the tools and components segment, the key business is mechanics' hand tools. Specifically, Danaher has been the principal manufacturer of the popular Sears' line of CRAFTSMAN hand tools for over sixty years.

With annual revenues totaling $4.6 billion, Danaher's management has effectively implemented a strategy to improve profits through strategic acquisitions. We expect this positive pattern to continue and to produce solid growth and cash flow. Currently selling at approximately $65, we see significant potential upside for Danaher over the next year.

[SIDENOTE]

[AUTOZONE LOGO]

123 SOUTH FRONT STREET

MEMPHIS, TN 38103

(901) 495-6500

www.autozone.com


[GRAPHIC]

2099 PENNSYLVANIA AVENUE NW

WASHINGTON, D.C. 20006

(202) 828-0850

www.danaher.com

ARIEL PREMIER GROWTH FUND

                                                                       Inception
                                                                February 1, 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003 (assume reinvestment of dividends and capital gains)

                                      1ST QUARTER   YTD     1 YEAR    3 YEAR   5 YEAR  LIFE OF FUND
                                                                                       (CUMULATIVE)
----------------------------------------------------------------------------------------------------
ARIEL PREMIER GROWTH FUND, INST. CL.     -0.41%    -0.41%   -27.47%      -        -       -23.37%
----------------------------------------------------------------------------------------------------
ARIEL PREMIER GROWTH FUND, INV. CL.      -0.54%    -0.54%   -27.79%      -        -       -23.73%
----------------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                -1.07%    -1.07%   -26.76%      -        -       -24.07%
----------------------------------------------------------------------------------------------------
S&P 500 INDEX                            -3.15%    -3.15%   -24.76%      -        -       -20.54%

[CHART]

                                    ARIEL
                                    PREMIER GROWTH FUND       RUSSELL 1000 GROWTH
                                    PORTFOLIO COMPOSITION     PORTFOLIO COMPOSITION
Health Care                                      26.98%                    27.4%
Technology                                       18.79%                    20.4%
Consumer Discretionary and Services              14.67%                    16.3%
Financial Services                               11.99%                    11.8%
Cash & Other                                      9.87%                       7%
Consumer Staples                                  6.73%                    10.2%
Producer Durables                                 5.08%                     2.6%
Utilities                                         3.24%                     0.8%
Other Energy                                      2.65%                     1.2%
Autos and Transportation                             0%                     1.2%
Materials and Processing                             0%                       1%
Integrated Oils                                      0%                     0.1%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS AND COMPARABLE INDEX*


            ARIEL PREMIER GROWTH FUND INV. CL.   RUSSELL 1000 GROWTH INDEX    S&P 500 INDEX
            ----------------------------------   -------------------------    -------------
02/28/02                    $ 9,580.00                    $9,585.00           $ 9,807.20
03/31/02                    $10,110.00                    $9,916.45           $10,176.05
04/30/02                    $ 9,250.00                    $9,107.17           $ 9,559.07
05/31/02                    $ 9,040.00                    $8,886.96           $ 9,488.62
06/30/02                    $ 8,240.00                    $8,064.74           $ 8,812.65
07/31/02                    $ 7,680.00                    $7,621.58           $ 8,125.71
08/31/02                    $ 7,720.00                    $7,644.37           $ 8,179.09
09/30/02                    $ 6,900.00                    $6,851.34           $ 7,290.19
10/31/02                    $ 7,540.00                    $7,479.81           $ 7,931.87
11/30/02                    $ 7,890.00                    $7,886.04           $ 8,398.74
12/31/02                    $ 7,340.00                    $7,341.43           $ 7,905.32
01/31/03                    $ 7,180.00                    $7,163.18           $ 7,698.20
02/28/03                    $ 7,210.00                    $7,130.30           $ 7,582.72
03/31/03                    $ 7,300.00                    $7,263.00           $ 7,656.28

[CHART]

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

           ARIEL PREMIER GROWTH FUND INST. CL.   RUSSELL 1000 GROWTH INDEX    S&P 500 INDEX
           -----------------------------------   -------------------------    -------------
02/28/02                  $  958,000.00                  $958,500.00        $  980,720.00
03/31/02                  $1,012,000.00                  $991,644.93        $1,017,604.88
04/30/02                  $  926,000.00                  $910,716.79        $  955,907.50
05/31/02                  $  905,000.00                  $888,695.66        $  948,862.46
06/30/02                  $  825,000.00                  $806,473.53        $  881,265.50
07/31/02                  $  770,000.00                  $762,157.81        $  812,570.85
08/31/02                  $  775,000.00                  $764,436.66        $  817,909.44
09/30/02                  $  692,000.00                  $685,134.00        $  729,019.04
10/31/02                  $  757,000.00                  $747,981.35        $  793,187.30
11/30/02                  $  792,000.00                  $788,604.21        $  839,874.30
12/31/02                  $  737,000.00                  $734,143.21        $  790,531.69
01/31/03                  $  721,000.00                  $716,318.21        $  769,819.76
02/28/03                  $  725,000.00                  $713,030.31        $  758,272.46
03/31/03                  $  734,000.00                  $726,299.80        $  765,627.70

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL PREMIER GROWTH FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A SMALL NUMBER OF LARGE COMPANIES WHICH IT BELIEVES TO HAVE EXCEPTIONAL GROWTH PROSPECTS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $10 BILLION AT THE TIME OF INVESTMENT, WITH AN EMPHASIS ON LARGE CAPITALIZATION (LARGE CAP) STOCKS.

TEN LARGEST HOLDINGS
as of March 31, 2003

1  PFIZER, INC.
   Leading pharmaceutical company

2  MICROSOFT CORP.
   World's #1 software company

3  WAL-MART STORES, INC.
   World's #1 retailer

4  JOHNSON & JOHNSON
   Healthcare product producer

5  FIRST DATA CORP.
   Electronic money transfer provider

6  COMCAST CORP., CLASS A
   Largest U.S. cable company

7  DANAHER CORP.
   Preeminent industrial and consumer product provider

8  AMGEN, INC.
   World's largest biotechnology company

9  3M CO.
   Diversified manufacturer

10 LOWE'S COS., INC.
   Leading U.S. home improvement chain

ARIEL PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2003 (UNAUDITED)

 NUMBER    COMMON STOCKS-97.05%                                           COST          MARKET VALUE
OF SHARES
           CONSUMER DISCRETIONARY--14.67%
    2,600  AutoZone, Inc.*                                           $      192,918   $      178,646
    3,900  Bed Bath & Beyond, Inc.*                                         128,649          134,706
    4,900  Kohl's Corp.*                                                    306,126          277,242
   36,626  Liberty Media Corp.*                                             426,376          356,371
    8,900  Lowe's Cos., Inc.                                                357,935          363,298
    4,400  Viacom, Inc., Class B*                                           165,192          160,688
   10,000  Wal-Mart Stores, Inc.                                            561,524          520,300
                                                                     --------------   --------------
                                                                          2,138,720        1,991,251
                                                                     --------------   --------------

           CONSUMER STAPLES--6.73%
    7,500  Coca-Cola Co.                                                    344,499          303,600
    3,100  Coca-Cola Enterprises, Inc.                                       69,695           57,939
    1,300  Colgate-Palmolive Co.                                             63,799           70,772
    2,100  Kraft Foods, Inc.                                                 65,610           59,220
    6,600  Pepsi Bottling Group, Inc.                                       175,115          118,338
    3,400  Procter & Gamble Co.                                             285,659          302,770
                                                                     --------------   --------------
                                                                          1,004,377          912,639
                                                                     --------------   --------------

           FINANCIAL SERVICES--11.99%
    5,700  American International Group, Inc.                        $      375,765   $      281,865
    2,700  Automatic Data Processing, Inc.                                   89,091           83,133
    7,500  Citigroup, Inc.                                                  227,037          258,375
    4,800  Fannie Mae                                                       343,317          313,680
   12,400  First Data Corp.                                                 450,126          458,924
   10,900  MBNA Corp.                                                       192,462          164,045
      600  SLM Corp.                                                         66,945           66,552
                                                                     --------------   --------------
                                                                          1,744,743        1,626,574
                                                                     --------------   --------------

           HEALTH CARE--26.98%
    2,200  Abbott Laboratories                                               82,806           82,742
    1,900  AmerisourceBergen Corp.                                          117,241           99,750
    7,500  Amgen, Inc.*                                                     376,268          431,625
    3,400  Cardinal Health, Inc.                                            204,601          193,698
    1,400  Forest Laboratories, Inc.*                                        71,945           75,558
    8,800  Johnson & Johnson                                                491,463          509,256
    7,000  Medtronic, Inc.                                                  321,692          315,840
    4,300  Merck & Co., Inc.                                                240,517          235,554
   24,700  Pfizer, Inc.                                                     875,577          769,652
    6,500  Pharmacia Corp.                                                  268,754          281,450
    5,400  Schering-Plough Corp.                                            116,651           96,282
    1,100  Teva Pharmaceutical Industries Ltd.                               41,112           45,815
    2,600  UnitedHealth Group, Inc.                                         229,914          238,342
    2,800  Wyeth                                                            112,375          105,896
    3,700  Zimmer Holdings, Inc.*                                           148,882          179,931
                                                                     --------------   --------------
                                                                          3,699,798        3,661,391
                                                                     --------------   --------------

 NUMBER    COMMON STOCKS-97.05% (CONT.)                                   COST          MARKET VALUE
OF SHARES
           OTHER--6.92%
    2,800  3M Co.                                                    $      334,213   $      364,084
   12,500  General Electric Co.                                             413,699          318,750
    4,400  Illinois Tool Works, Inc.                                        305,342          255,860
                                                                     --------------   --------------
                                                                          1,053,254          938,694
                                                                     --------------   --------------

           OTHER ENERGY--2.65%
    7,800  BJ Services Co.*                                                 258,694          268,242
    2,900  Noble Corp.*                                                     111,899           91,118
                                                                     --------------   --------------
                                                                            370,593          359,360
                                                                     --------------   --------------

           PRODUCER DURABLES--5.08%
    6,100  Applied Materials, Inc.*                                          84,038           76,738
    6,600  Danaher Corp.                                                    408,464          434,016
    3,100  United Technologies Corp.                                        209,965          179,118
                                                                     --------------   --------------
                                                                            702,467          689,872
                                                                     --------------   --------------

           TECHNOLOGY--18.79%
    3,700  Broadcom Corp.*                                                   90,382           45,695
   26,500  Cisco Systems, Inc.*                                             383,536          343,970
    2,200  Cognos, Inc.*                                                     51,205           49,986
    9,800  Dell Computer Corp.*                                             253,765          267,638
   10,600  Intel Corp.                                                      166,138          172,568
    6,800  Jabil Circuit, Inc.*                                             121,443          119,000
    2,200  Maxim Integrated Products, Inc.                                   82,725           79,464
   15,100  Microchip Technology, Inc.                                       332,503          300,490
   30,600  Microsoft Corp.                                                  809,069          740,826
    4,000  Network Appliance, Inc.*                                          68,062           44,760
   18,100  Oracle Corp.*                                                    214,284          196,367
    3,500  QUALCOMM, Inc.                                                   127,503          126,210
    1,600  Symantec Corp.*                                                   53,969           62,688
                                                                     --------------   --------------
                                                                          2,754,584        2,549,662
                                                                     --------------   --------------

           UTILITIES--3.24%
   16,000  Comcast Corp., Class A*                                   $      441,581   $      439,840
                                                                     --------------   --------------

           Total Common Stocks                                           13,910,117       13,169,283
                                                                     --------------   --------------

PRINCIPAL  REPURCHASE
 AMOUNT    AGREEMENT-2.54%
$ 344,423  State Street Bank & Trust Co.
           Repurchase Agreement, 0.60%,
           dated 3/31/2003, repurchase
           price $344,429, maturing 4/1/2003
           (collateralized by U.S. Treasury
           Bond, 7.625%, 2/15/2025)                                         344,423          344,423
                                                                     --------------   --------------
           Total Repurchase Agreement                                       344,423          344,423
                                                                     --------------   --------------
           Total Investments-99.59%                                  $   14,254,540       13,513,706
                                                                     ==============
           Other Assets less Liabilities-0.41%                                                55,385
                                                                                      --------------
           NET ASSETS-100.00%                                                         $   13,569,091
                                                                                      ==============

* Non-income producing.

The accompanying notes are an integral part of the financial statements.

GROWTH STATISTICAL SUMMARY

ARIEL PREMIER GROWTH FUND
(UNAUDITED)

                                                                               EARNINGS PER SHARE
                                                                               ------------------
                                                                 52 - WEEK
                                                                   RANGE         2002      2003       2002      2003    MARKET
                                            TICKER    PRICE   ---------------   ACTUAL   ESTIMATED     P/E       P/E     CAP.
COMPANY                                     SYMBOL   3/31/03    LOW     HIGH   CALENDAR  CALENDAR   CALENDAR  CALENDAR   ($B)
Cognos, Inc.                                COGN      22.72    14.77    27.12     0.22      0.91        NM      25.0       2.0
Broadcom Corp.                              BRCM      12.35     9.70    38.76    -8.35      0.20        NM      60.8       3.4
Jabil Circuit, Inc.                         JBL       17.50    11.53    24.98     0.18      0.70      97.2      25.1       3.5
Network Appliance, Inc.                     NTAP      11.19     5.63    21.01     0.01      0.23        NM      48.8       3.8
Microchip Technology, Inc.                  MCHP      19.90    15.36    33.07     0.48      0.66      41.5      30.0       4.0
Noble Corp.                                 NE        31.42    28.15    45.79     1.58      1.71      19.9      18.3       4.1
Pepsi Bottling Group, Inc.                  PBG       17.93    17.93    34.38     1.52      1.62      11.8      11.1       5.0
BJ Services Co.                             BJS       34.39    23.30    38.65     1.06      1.10      32.4      31.3       5.4
AmerisourceBergen Corp.                     ABC       52.50    46.76    82.26     3.29      3.95      16.0      13.3       5.6
Symantec Corp.                              SYMC      39.18    27.67    47.92    -0.20      1.72        NM      22.8       5.7
AutoZone, Inc.                              AZO       68.71    58.61    87.90     4.10      4.98      16.8      13.8       6.3
Coca Cola Enterprises, Inc.                 CCE       18.69    17.30    24.46     1.09      1.18      17.1      15.8       8.4
Zimmer Holdings, Inc.                       ZMH       48.63    29.37    49.73     1.33      1.59      36.6      30.6       9.5
Danaher Corp.                               DHR       65.76    53.24    75.33     2.89      3.18      22.8      20.7      10.0
Bed Bath & Beyond, Inc.                     BBBY      34.54    26.95    37.74     1.03      1.20      33.5      28.8      10.2
Teva Pharmaceutical Industries Ltd.         TEVA      41.65    25.95    43.07     1.55      1.89      26.9      22.0      10.8
Maxim Integrated Products, Inc.             MXIM      36.12    21.35    57.01     0.80      0.92      45.2      39.3      11.6
SLM Corp.                                   SLM      110.92    81.25   112.86     5.06      5.39      21.9      20.6      16.9
Illinois Tool Works, Inc.                   ITW       58.15    55.15    76.00     3.04      3.25      19.1      17.9      17.8
Automatic Data Processing, Inc.             ADP       30.79    27.25    57.25     1.78      1.70      17.3      18.1      18.5
Kohl's Corp.                                KSS       56.58    46.26    77.75     1.91      2.25      29.6      25.2      19.1
MBNA Corp.                                  KRB       15.05    12.15    25.97     1.37      1.61      11.0       9.3      19.2
Forest Laboratories, Inc.                   FRX       53.97    33.00    55.50     0.95      1.67      56.8      32.4      19.6
Applied Materials, Inc.                     AMAT      12.58    10.35    27.76     0.16      0.14      78.6      91.7      20.8
Cardinal Health, Inc.                       CAH       56.97    49.08    73.00     2.50      3.19      22.8      17.9      25.1
Liberty Media Corp.                         L          9.73     6.29    12.65    -1.34     -0.24        NM        NM      26.2
Schering-Plough                             SGP       17.83    15.45    30.77     1.35      0.77      13.2      23.2      26.2
United Technologies Corp.                   UTX       57.78    49.19    75.00     4.67      4.70      12.4      12.3      27.1
UnitedHealth Group, Inc.                    UNH       91.67    75.89   100.37     4.46      5.21      20.6      17.6      27.5
First Data Corp.                            FDC       37.01    25.65    45.00     1.63      1.90      22.7      19.4      27.9
QUALCOMM, Inc.                              QCOM      36.00    23.75    42.69     0.47      1.39      76.6      25.9      28.4
Colgate-Palmolive Co.                       CL        54.44    44.36    58.73     2.33      2.44      23.4      22.3      29.2
Lowe's                                      LOW       40.82    33.50    48.10     1.89      2.19      21.6      18.6      31.9
Kraft Foods, Inc.                           KFT       28.20    26.99    43.84     1.96      2.12      14.4      13.3      48.8
Wyeth                                       WYE       37.82    29.75    66.21     3.35      2.45      11.3      15.5      50.2
3M Co.                                      MMM      130.03   108.88   134.37     5.06      5.94      25.7      21.9      50.7
Medtronic, Inc.                             MDT       45.12    33.74    48.95     0.81      1.41      55.7      32.1      55.0
Pharmacia Corp.                             PHA       43.30    31.32    46.25     1.88      1.78      23.0      24.4      56.0

                                                                               EARNINGS PER SHARE
                                                                               ------------------
                                                                 52 - WEEK
                                                                   RANGE         2002      2003       2002      2003    MARKET
                                            TICKER    PRICE   ---------------   ACTUAL   ESTIMATED     P/E       P/E     CAP.
COMPANY                                     SYMBOL   3/31/03    LOW     HIGH   CALENDAR  CALENDAR   CALENDAR  CALENDAR   ($B)
Oracle Corp.                                ORCL      10.85     7.32    13.11     0.40      0.41      27.1      26.2      56.9
Abbott Labs                                 ABT       37.61    31.00    55.00     1.79      2.21      21.0      17.0      58.8
Viacom, Inc.                                VIA.B     36.52    31.94    50.64     1.26      1.44      29.0      25.4      63.8
Federal National Mortgage                   FNM       65.35    58.93    83.10     4.56      7.13      14.3       9.2      64.6
Comcast Corp., Class A                      CMCSK     27.49    16.80    32.15     0.80      0.06      34.4        NM      67.1
Dell Computer Corp.                         DELL      27.31    22.33    30.94     0.82      1.00      33.3      27.4      70.5
Amgen, Inc.                                 AMGN      57.55    31.07    61.39    -1.21      1.76        NM      32.7      74.2
Cisco Systems, Inc.                         CSCO      12.98     8.60    17.52     0.26      0.57      49.9      22.7      92.8
The Coca-Cola Co.                           KO        40.48    37.07    57.64     1.60      1.83      25.3      22.1     100.0
Intel Corp.                                 INTC      16.28    13.22    31.20     0.47      0.59      34.6      27.6     107.0
Procter & Gamble Co.                        PG        89.05    74.46    94.40     3.26      4.06      27.3      21.9     115.1
Merck & Co., Inc.                           MRK       54.78    39.05    60.31     3.17      3.40      17.3      16.1     123.0
American International Group, Inc.          AIG       49.45    44.47    75.26     2.11      3.83      23.4      12.9     129.0
Johnson & Johnson                           JNJ       57.87    41.85    64.61     2.20      2.63      26.3      22.0     171.8
Citigroup                                   C         34.45    26.73    49.45     2.63      3.24      13.1      10.6     177.1
Pfizer, Inc.                                PFE       31.16    25.92    40.11     1.49      1.80      20.9      17.3     192.0
Wal-Mart Stores, Inc.                       WMT       52.03    44.60    61.23     1.81      2.03      28.7      25.6     229.7
General Electric Co.                        GE        25.50    22.00    37.30     1.52      1.62      16.8      15.8     254.2
Microsoft Corp.                             MSFT      24.21    21.42    30.19     0.73      1.02      33.4      23.7     259.1

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. NM=Not Meaningful.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the quarter ended March 31, 2003, Ariel Premier Bond Fund, Institutional Class gained +1.26% and the Investor Class gained +1.16%. These results trailed the Lehman Brothers Aggregate Bond Index, which earned +1.39%.

Although Treasury market yields were essentially unchanged in the first three months of 2003, there was actually a significant amount of volatility in rates within the quarter. For example, the ten-year Treasury traded from a high of 4.15% in January to a low of 3.58% in early March. This volatility was driven mostly by the political uncertainty leading up to the war and more recently, the perceptions of our progress in Iraq.

Non-Treasury sectors generally outperformed their Treasury benchmarks over the quarter, with the riskier high yield and emerging market issues performing particularly well. Treasury Inflation Protected Securities (TIPS) continued to be the best performing part of the Treasury market.

Ariel Premier Bond Fund's strategy changed little during the quarter. Given the looming uncertainty, we decided against any significant changes to our conservative approach. To that end, the Fund is currently modestly overweighted in corporate bonds and underweighted in Agencies. Likewise, portfolio duration is slightly longer than the benchmark.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,

/s/ John W. Rogers                      /s/ Kenneth R. Meyer
John W. Rogers, Jr.                     Kenneth R. Meyer
Chairman & CEO                          CEO
Ariel Capital Management, Inc.          Lincoln Capital Fixed Income Management
                                        Company, LLC

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003 (assume reinvestment of dividends and capital gains)

                                      1ST QUARTER   YTD     1 YEAR   3 YEAR   5 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.       +1.26%    +1.26%   +10.86%  +8.96%   +6.75%       +6.81%
---------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INV. CL.        +1.16%    +1.16%   +10.42%  +8.54%   +6.31%       +6.72%
---------------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX        +1.39%    +1.39%   +11.69%  +9.81%   +7.51%       +7.57% (INST.)
                                                                                           +7.87% (INV.)

[CHART]

                                     ARIEL PREMIER               LEHMAN BROTHERS
                                       BOND FUND               AGGREGATE BOND INDEX
                                 PORTFOLIO COMPOSITION        PORTFOLIO COMPOSITION
                                -----------------------    ---------------------------
GOVERNMENT & AGENCY                      24.50%                        34.4%

MORTGAGE BACKED                          33.98%                        34.7%

ASSET-BACKED                              2.56%                         1.9%

COMMERCIAL MORTGAGE-BACKED                2.85%                         2.4%

CORPORATE                                22.36%                        26.6%

CASH                                     13.75%                         0.0%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

                                 ARIEL PREMIER                 LEHMAN BROTHERS
                                BOND FUND, INV. CL.         AGGREGATE BOND INDEX
12/31/97                             $10,838.12                  $10,931.92
12/31/98                             $11,621.39                  $11,881.65
12/31/99                             $11,508.60                  $11,783.93
12/31/00                             $12,630.62                  $13,153.88
12/31/01                             $13,515.65                  $14,264.58
12/31/02                             $14,757.76                  $15,727.45
03/31/03                             $14,929.67                  $15,946.39

[CHART]

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

                                                            LEHMAN BROTHERS
                             BOND FUND - INSTIT           AGGREGATE BOND INDEX
12/31/95                          $1,035,122.00               $1,042,614.43
12/31/96                          $1,067,708.51               $1,080,467.86
12/31/97                          $1,165,544.09               $1,184,769.41
12/31/98                          $1,254,703.31               $1,287,698.59
12/31/99                          $1,247,568.51               $1,277,108.38
12/31/00                          $1,373,199.21               $1,425,579.51
12/31/01                          $1,476,637.68               $1,545,953.84
12/31/02                          $1,618,726.12               $1,704,495.68
03/31/03                          $1,639,172.22               $1,728,223.02

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENTGRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2003 (UNAUDITED)

PAR VALUE       ASSET-BACKED SECURITIES-2.56%                           COST          MARKET VALUE
$   245,000     Chase Manhattan Auto Owner Trust,
                2001-B A3, 3.09%, 11/15/2005                        $    244,972      $    247,220
    845,000     Chevy Chase Auto Receivables Trust,
                2001-2 A4, 4.44%, 4/16/2007                              844,911           878,676
    930,000     Citibank Credit Card Issuance Trust,
                2002-C2 C2, 6.95%, 2/18/2014                             927,793         1,007,362
    329,579     Conseco Finance, 2000-F AF3,
                7.17%, 9/15/2020                                         329,509           331,741
    385,000     Household Automotive Trust,
                2001-2 A4, 5.39%, 8/17/2008                              384,909           404,357
     79,665     HSBC Mortgage Loan Trust, 2000-
                HSB1 A3, 7.11%, 12/16/2030                                79,665            79,815
    390,000     National City Auto Receivables Trust,
                2002-A A4, 4.83%, 8/15/2009                              389,946           413,695
  1,250,000     Permanent Financing plc, 1 2A,
                4.20%, 6/10/2007                                       1,249,745         1,302,050
    273,809     PNC Mortgage Securities Corp.,
                2000-9 A3, 7.19%, 9/25/2005                              275,104           273,195
    174,690     Railcar Trust, 1992-1 A,
                7.75%, 6/1/2004                                          176,210           182,212
    450,000     Union Acceptance Corp., 2000-D A4,
                6.89%, 4/9/2007                                          449,983           477,962
    505,000     Whole Auto Loan Trust, 2002-1 A3,
                2.60%, 8/15/2006                                         504,983           513,065
                                                                    ------------      ------------
                Total Asset-Backed Securities                          5,857,730         6,111,350
                                                                    ------------      ------------

 PAR VALUE      COMMERCIAL MORTGAGE-BACKED                              COST          MARKET VALUE
                SECURITIES-2.85%
$   550,383     Banc One/FCCC Commercial Mortgage
                Loan, 2000-C1A A1, 6.664%,
                10/18/2031+                                         $    550,393      $    561,010
    716,678     Chase Commercial Mortgage
                Securities Corp., 2000-3 A1,
                7.093%, 10/15/2032                                       749,463           799,825
  1,330,000     Chase Commercial Mortgage
                Securities Corp., 2000-3 A2,
                7.319%, 10/15/2032                                     1,332,865         1,571,888
    860,000     J.P. Morgan Commercial Mortgage
                Finance Corp., 1997-C5 A3,
                7.088%, 9/15/2029                                        916,529           976,234
  2,485,000     Prudential Securities Secured Financing,
                1999-C2 A2, 7.193%, 6/16/2031                          2,734,224         2,905,929
                                                                    ------------      ------------

                Total Commercial
                Mortgage-Backed Securities                             6,283,474         6,814,886
                                                                    ------------      ------------

                CORPORATE DEBT-22.36%

    425,000     Alcoa, Inc., 7.375%, 8/1/2010                            480,803           500,362
    625,000     American General Capital II,
                8.50%, 7/1/2030                                          686,871           814,029
    400,000     American General Finance,
                5.375%, 10/1/2012                                        396,861           411,981
  1,400,000     AOL Time Warner, Inc.,
                7.625%, 4/15/2031                                      1,302,222         1,485,624
    495,000     Archer Daniels Midland Co.,
                6.625%, 5/1/2029                                         461,704           546,676
    360,000     AT&T Corp., 7.30%, 11/15/2011                            371,314           387,444

  PAR VALUE     CORPORATE DEBT-22.36% (CONT)                            COST          MARKET VALUE
$   290,000     AT&T Wireless Services, Inc.,
                7.35%, 3/1/2006                                     $    289,929      $    319,020
    700,000     AXA Financial, Inc., 8.60%, 12/15/2030                   768,785           785,786
    360,000     Bank of America Corp., 5.25%, 2/1/2007                   358,951           390,000
    550,000     Bank of New York, 5.50%, 12/1/2017                       548,994           570,700
    450,000     Bank One Corp., 5.25%, 1/30/2013                         445,206           471,357
    275,000     BellSouth Capital Funding,
                7.875%, 2/15/2030                                        300,752           342,574
    255,000     BellSouth Corp., 6.875%, 10/15/2031                      253,368           292,301
    360,000     Boeing Co., 6.875%, 10/15/2043                           323,478           363,195
    350,000     British Telecom plc, 7.625%, 12/15/2005                  371,202           396,671
    465,000     Burlington Resources, Inc.,
                6.68%, 2/15/2011                                         465,000           526,860
    425,000     Campbell Soup Co., 6.75%, 2/15/2011                      444,362           490,444
    425,000     Caterpillar Financial Services Corp.,
                5.95%, 5/1/2006                                          424,666           472,787
    650,000     Citigroup, Inc., 5.625%, 8/27/2012                       649,144           697,037
    850,000     Citigroup Capital II, 7.75%, 12/1/2036                   879,493           958,846
    500,000     Comcast Corp., 5.85%, 1/15/2010                          499,328           517,986
    920,000     Comcast Corp., 7.125%, 6/15/2013                         921,472         1,014,773
    530,000     Conoco, Inc., 6.95%, 4/15/2029                           566,674           600,467
    460,000     Corp. Andina De Fomento,
                7.375%, 1/18/2011                                        458,578           491,185
    725,000     Countrywide Home Loan,
                6.85%, 6/15/2004                                         731,869           767,993
    455,000     Cox Communications, Inc.,
                6.75%, 3/15/2011                                         448,274           503,595
    525,000     CS First Boston USA, Inc.,
                5.75%, 4/15/2007                                         523,911           565,410
$   485,000     DaimlerChrysler NA Holding,
                6.40%, 5/15/2006                                    $    482,033      $    523,129
    440,000     Deutsche Telekom, 8.25%, 6/15/2030                       476,797           522,127
    420,000     Devon Financing Corp.,
                7.875%, 9/30/2031                                        419,088           501,340
    550,000     Dow Chemical Co., 7.375%, 11/1/2029                      571,997           570,612
    440,000     Duke Energy Corp., 6.25%, 1/15/2012                      438,912           466,062
    550,000     EOP Operating LP, 6.80%, 1/15/2009                       602,976           611,780
    280,000     FedEx Corp., 6.625%, 2/12/2004                           279,900           291,917
    350,000     FirstEnergy Corp., 7.375%, 11/15/2031                    333,292           366,628
    285,000     Ford Motor Credit Co.,
                7.50%, 3/15/2005                                         285,643           289,525
  1,000,000     Ford Motor Credit Co.,
                6.875%, 2/1/2006                                       1,016,322           982,684
  1,750,000     Ford Motor Credit Co.,
                7.375%, 2/1/2011                                       1,720,813         1,630,626
    250,000     General Electric Capital Corp.,
                6.00%, 6/15/2012                                         248,237           272,623
    700,000     General Electric Capital Corp.,
                5.45%, 1/15/2013                                         697,889           732,968
    550,000     General Electric Capital Corp.,
                6.75%, 3/15/2032                                         530,596           619,488
    650,000     General Electric Co., 5.00%, 2/1/2013                    647,602           664,728
  1,100,000     General Motors Acceptance Corp.,
                6.75%, 1/15/2006                                       1,158,301         1,145,130
    420,000     General Motors Acceptance Corp.,
                7.25%, 3/2/2011                                          418,827           424,594
  1,560,000     General Motors Acceptance Corp.,
                8.00%, 11/1/2031                                       1,560,526         1,518,917
    950,000     Goldman Sachs Group, Inc.,
                6.125%, 2/15/2033                                        950,000           953,154

  PAR VALUE     CORPORATE DEBT-22.36% (CONT)                            COST          MARKET VALUE
$   100,000     Household Finance Corp.,
                6.50%, 1/24/2006                                    $     99,868      $    108,903
    345,000     Household Finance Corp.,
                5.75%, 1/30/2007                                         334,665           371,382
    275,000     Household Finance Corp.,
                7.00%, 5/15/2012                                         276,409           313,450
    405,000     International Paper Co.,
                8.125%, 7/8/2005                                         404,810           453,257
    460,000     J.P. Morgan Chase & Co.,
                5.75%, 1/2/2013                                          469,589           481,931
    575,000     Kohl's Corp., 7.25%, 6/1/2029                            572,909           671,759
    580,000     Kroger Co., 6.75%, 4/15/2012                             579,360           643,254
    320,000     Liberty Property LP, 8.50%, 8/1/2010                     335,322           384,364
    315,000     Marathon Oil Corp., 6.80%, 3/15/2032                     310,576           325,564
    415,000     Marshall & Ilsley Bank,
                6.375%, 9/1/2011                                         413,048           471,801
    125,000     Masco Corp., 6.75%, 3/15/2006                            124,842           137,288
    360,000     MeadWestvaco Corp., 6.85%, 4/1/2012                      357,788           403,615
    495,000     Morgan Stanley, 5.30%, 3/1/2013                          503,645           504,326
    600,000     News America, Inc., 7.625%, 11/30/2028                   548,769           661,182
    655,411     Northwest Airlines Corp.,
                7.575%, 3/1/2019                                         655,411           611,229
    700,000     PNC Funding Corp., 6.125%, 9/1/2003                      701,702           713,969
    450,000     PP&L Capital Funding, Inc.,
                8.375%, 6/15/2007                                        451,996           512,686
    410,000     Progress Energy, Inc., 6.75%, 3/1/2006                   409,768           448,451
    740,000     Progressive Corp., 6.375%, 1/15/2012                     738,603           830,341
    575,000     Prudential Funding LLC,
                6.60%, 5/15/2008+                                        574,483           639,272
$   620,000     Raytheon Co., 5.375%, 4/1/2013                      $    614,753      $    624,512
    555,000     Regions Financial Corp.,
                7.00%, 3/1/2011                                          553,006           642,647
    395,000     Republic of Chile, 5.50%, 1/15/2003                      391,467           397,528
    600,000     Simon Property Group LP,
                4.875%, 3/18/2010+                                       598,143           597,478
    415,000     SLM Corp., 5.125%, 8/27/2012                             412,252           425,720
    450,000     Sprint Capital Corp., 7.625%, 1/30/2011                  410,765           461,250
    700,000     Target Corp., 5.50%, 4/1/2007                            697,717           757,720
    315,000     Telefonica Europe BV, 7.75%, 9/15/2010                   315,209           371,041
    620,000     Tenet Healthcare Corp.,
                5.00%, 7/1/2007                                          615,135           593,650
  1,570,000     United Mexican States,
                8.375%, 1/14/2011                                      1,613,688         1,809,425
    630,000     U.S. Bancorp, 3.125%, 3/15/2008                          628,791           622,475
  1,035,000     Verizon Communications,
                6.94%, 4/15/2028                                       1,030,874         1,116,756
    220,000     Verizion Global Funding Corp.,
                7.375%, 9/1/2012                                         218,967           259,864
    600,000     Viacom, Inc., 7.75%, 6/1/2005                            661,305           668,882
    505,000     Virginia Electric & Power,
                5.375%, 2/1/2007                                         503,241           542,798
  1,160,000     Vodafone Group plc,
                6.25%, 11/30/2032                                      1,159,677         1,190,385
  1,135,000     Wachovia Corp., 7.55%, 8/18/2005                       1,166,143         1,277,211
    540,000     Washington Mutual, Inc.,
                6.875%, 5/15/2011                                        537,235           615,238
    255,000     Weyerhaeuser Co., 6.00%, 8/1/2006                        272,796           275,452
    500,000     Weyerhaeuser Co., 6.125%, 3/15/2007                      499,459           541,631
    700,000     Wyeth, 6.25%, 3/15/2006                                  699,942           768,669

  PAR VALUE     CORPORATE DEBT-22.36% (CONT)                            COST          MARKET VALUE
$   435,000     Zurich Capital Trust I,
                8.376%, 6/1/2037+                                   $    463,434      $    388,057
                                                                    ------------      ------------

                Total Corporate Debt                                  50,140,524        53,409,548
                                                                    ------------      ------------

                U.S. GOVERNMENT AGENCIES-33.98%

                MORTGAGE-BACKED SECURITIES--33.98%
  6,275,000     Fannie Mae, 2.75%, 11/14/2005                          6,274,843         6,307,938
  2,400,000     Fannie Mae, 5.50%, 4/1/2033#                           2,440,875         2,450,251
  9,870,000     Fannie Mae, 6.00%, 4/1/2033#                          10,217,381        10,230,867
 19,605,000     Fannie Mae, 6.50%, 4/1/2033#                          20,462,719        20,444,329
  4,182,825     Fannie Mae, Benchmark Bond,
                6.00%, 6/1/2014                                        4,147,476         4,385,872
  1,030,283     Fannie Mae, Benchmark Bond,
                6.00%, 11/1/2015                                       1,069,713         1,080,296
    441,217     Freddie Mac, 5.00%, 9/15/2007                            441,452           453,379
  4,730,000     Freddie Mac, 6.00%, 5/25/2012                          4,716,043         4,921,617
    733,662     Freddie Mac, Gold,
                6.50%, 11/1/2025                                         695,838           769,944
 20,445,000     Freddie Mac, Gold,
                6.00%, 4/1/2033#                                      21,173,353        21,173,353
  8,570,000     Freddie Mac, Gold,
                6.50%, 4/1/2033#                                       8,952,075         8,931,551
                                                                    ------------      ------------

                Total U.S. Government Agencies                        80,591,768        81,149,397
                                                                    ------------      ------------

                U.S. GOVERNMENT OBLIGATIONS--24.50%

$   160,000     U.S. Treasury Bond,
                9.00%, 11/15/2018                                   $    206,896      $    238,894
  1,015,000     U.S. Treasury Bond,
                8.125%, 8/15/2019                                      1,303,410         1,416,520
    210,000     U.S. Treasury Bond,
                8.125%, 8/15/2021                                        263,146           295,632
    175,000     U.S. Treasury Bond,
                6.00%, 2/15/2026                                         196,711           200,512
    135,000     U.S. Treasury Bond,
                6.375%, 8/15/2027                                        160,533           162,074
  3,290,000     U.S. Treasury Bond,
                5.50%, 8/15/2028                                       3,505,246         3,546,390
    125,000     U.S. Treasury Bond,
                5.25%, 11/15/2028                                        115,441           130,293
    425,000     U.S. Treasury Bond,
                6.25%, 5/15/2030                                         503,314           507,178
    550,000     U.S. Treasury Bond,
                5.375%, 2/15/2031                                        544,570           594,945
  1,435,000     U.S. Treasury Note,
                2.875%, 6/30/2004                                      1,461,911         1,463,924
     60,000     U.S. Treasury Note,
                7.875%, 11/15/2004                                        64,788            66,216
    460,000     U.S. Treasury Note,
                6.75%, 5/15/2005                                         494,715           509,540
    940,000     U.S. Treasury Note,
                7.00%, 7/15/2006                                       1,065,776         1,083,901
  5,300,000     U.S. Treasury Note,
                6.50%, 10/15/2006                                      5,736,863         6,061,048

  PAR VALUE     U.S. GOVERNMENT OBLIGATIONS-24.50% (CONT.)              COST          MARKET VALUE
$ 5,000,000     U.S. Treasury Note,
                3.50%, 11/15/2006                                   $  4,961,211      $  5,210,545
    345,000     U.S. Treasury Note,
                6.25%, 2/15/2007                                         366,276           394,216
    515,000     U.S. Treasury Note,
                4.375%, 5/15/2007                                        527,922           553,001
  1,225,000     U.S. Treasury Note,
                3.00%, 11/15/2007                                      1,227,239         1,241,844
     80,000     U.S. Treasury Note,
                3.00%, 2/15/2008                                          81,626            80,937
    260,000     U.S. Treasury Note,
                5.625%, 5/15/2008                                        291,319           294,257
  8,470,000     U.S. Treasury Note,
                6.00%, 8/15/2009                                       9,286,286         9,823,218
  1,330,000     U.S. Treasury Note,
                6.50%, 2/15/2010                                       1,441,742         1,586,908
  5,385,000     U.S. Treasury Note,
                5.75%, 8/15/2010                                       6,045,401         6,183,913
    330,000     U.S. Treasury Note,
                5.00%, 8/15/2011                                         358,236           361,840
  8,340,000     U.S. Treasury Note,
                4.875%, 2/15/2012                                      8,947,145         9,055,088
    500,000     U.S. Treasury Note,
                4.00%, 11/15/2012                                        501,448           507,226
    660,000     U.S. Treasury Strip,
                0.00%, 8/15/2014                                         404,529           396,119
  5,015,000     U.S. Treasury Strip,
                0.00%, 5/15/2018                                       2,375,817         2,365,982
$ 4,630,000     U.S. Treasury Strip,
                0.00%, 5/15/2021                                    $  1,545,751      $  1,800,593
  6,350,000     U.S. Treasury Strip,
                0.00%, 11/15/2021                                      2,044,005         2,384,254
                                                                    ------------      ------------

                Total U.S. Government Obligations                     56,029,273        58,517,008
                                                                    ------------      ------------

                ASSET-BACKED FLOATERS**-38.07%

  1,803,000     Access Group, Inc., 2002-1 A1,
                1.36%, 6/25/2009*                                      1,803,543         1,801,983
  1,370,000     American Express Credit Account
                Master Trust, 2002-4 A,
                1.32%, 2/15/2008*                                      1,369,343         1,370,532
  1,575,000     American Express Master Trust,
                2002-1 A, 1.35%, 12/15/2005*                           1,575,551         1,576,049
    515,000     American Express Master Trust,
                2002-2 A, 1.33%, 5/15/2006*                              515,000           515,193
  1,075,000     Americredit Automobile Receivables
                Trust, 2002-A A3,
                1.53188%, 10/12/2006*                                  1,074,597         1,074,976
    350,000     Americredit Automobile Receivables
                Trust, 2002-EM A3B,
                1.59188%, 3/6/2007*                                      350,000           349,867
  2,000,000     Associates Credit Card Trust,
                2000-1 A, 1.405%, 5/17/2006*                           2,000,835         2,000,089
    220,000     Bishop's Gate Residential Mortgage
                Trust, 2001-1A A2,
                1.53375%, 3/20/2004+*                                    220,000           219,930

  PAR VALUE     ASSET-BACKED FLOATERS**-38.07% (CONT)                   COST          MARKET VALUE
$   372,110     Capital Auto Receivables Asset Trust,
                2002-5 A2A, 1.34%, 1/18/2005*                       $    372,110      $    372,048
  1,085,000     Capital Auto Receivables Asset Trust,
                2002-4 A3, 1.33%, 1/16/2006*                           1,085,000         1,085,113
  1,135,000     Capital Auto Receivables Asset Trust,
                2001-1 A5, 1.36%, 7/15/2006*                           1,135,000         1,134,964
    700,000     Capital One Auto Finance Trust,
                2002-B A3B, 1.53%, 10/16/2006*                           700,000           699,839
  2,240,000     Carco Auto Loan Master Trust,
                2000-B A1, 1.36%, 10/17/2005*                          2,240,000         2,239,821
    385,000     Centex Home Equity, 2003-A AV1,
                1.58875%, 3/25/2033*                                     385,000           385,000
  1,910,000     Chase Credit Card Master Trust,
                2002-2 A, 1.33%, 7/16/2007*                            1,910,000         1,911,755
  2,430,000     Chase Credit Card Master Trust,
                2002-6 A, 1.34%, 1/15/2008*                            2,430,000         2,431,611
  1,145,000     Chase Credit Card Master Trust,
                2003-1 A, 1.33%, 4/15/2008*                            1,144,670         1,145,218
     46,016     Chase Funding Mortgage Loan,
                2001-4 1A1, 1.525%, 4/25/2016*                            45,948            46,027
    290,000     Chesapeake Funding LLC, 2002-1 A1,
                1.52875%, 6/7/2007*                                      290,000           290,059
  3,130,000     Citibank Credit Card Issuance Trust,
                2002-A5 A5, 1.29875%, 9/17/2007*                       3,130,282         3,129,995
    155,071     CNH Equipment Trust, 2001-A A3,
                1.45%, 11/15/2005*                                       155,071           155,028
    595,000     Collegiate Funding Services Education
                Loan, 2003-A A1, 1.40%, 3/28/2012*                       595,000           595,000
$   905,000     DaimlerChrysler Master Owner Trust,
                2003-A A, 1.3875%, 2/15/2008*                       $    905,000      $    904,946
  2,000,000     Discover Card Master Trust I, 2000-2 A,
                1.46%, 9/18/2007*                                      2,006,246         2,006,147
  1,000,000     Discover Card Master Trust I, 2000-5 A,
                1.46%, 11/15/2007*                                     1,003,318         1,003,337
  1,431,021     Fannie Mae Grantor Trust, 2001-T13
                A1, 1.465%, 3/25/2032*                                 1,431,021         1,430,208
    585,824     Fannie Mae Grantor Trust, 2002-T5
                A1, 1.425%, 5/25/2032*                                   585,824           586,675
  1,482,418     Fannie Mae Grantor Trust, 2002-T7
                A1, 1.415%, 7/25/2032*                                 1,482,418         1,478,762
  2,248,357     Fannie Mae Grantor Trust, 2002-T13
                A1, 1.405%, 8/25/2032*                                 2,247,864         2,242,533
  1,038,858     Fannie Mae Grantor Trust, 2003-T3
                1A, 1.425%, 6/25/2033*                                 1,038,858         1,032,209
  1,298,159     Fannie Mae Whole Loan, 2002-W11
                AV1, 1.475%, 11/25/2032*                               1,298,159         1,296,250
  1,215,000     Fannie Mae Whole Loan, 2003-W5 A,
                1.418%, 4/25/2033*                                     1,215,000         1,215,000
     19,807     First Franklin Mortgage Loan Trust,
                2002-FF1 1A1, 1.435%, 4/25/2032*                          19,807            19,807
    885,000     First National Master Note Trust,
                2002-1 A, 1.39%, 3/17/2008*                              885,000           885,383
    500,000     First National Master Note Trust,
                2003-1 A, 1.40%, 8/15/2008*                              500,000           500,682
  1,750,000     First USA Credit Card Master Trust,
                1999-1 A, 1.43125%, 10/19/2006*                        1,752,260         1,750,796

  PAR VALUE     ASSET-BACKED FLOATERS**-38.07% (CONT)                   COST          MARKET VALUE
$ 3,000,000     First USA Credit Card Master Trust,
                1998-4 A, 1.42%, 3/18/2008*                         $  3,004,496      $  3,006,014
    730,000     Fleet Credit Card Master Trust II,
                2002-A A, 1.33%, 10/15/2007*                             729,502           730,401
    650,000     Ford Credit Auto Owner Trust,
                2001-A A5, 1.40%, 4/15/2005*                             650,000           650,034
    720,000     Ford Credit Auto Owner Trust,
                2002-D A3B, 1.36%, 2/15/2006*                            720,000           720,284
  2,505,000     Ford Credit Floorplan Master Owner
                Trust, 2001-1 A, 1.37%, 7/17/2006*                     2,506,946         2,505,865
    679,066     Freddie Mac, T-23 A,
                1.445%, 5/25/2030*                                       679,584           679,404
  2,440,355     Freddie Mac, T-31 A7,
                1.43%, 5/25/2031*                                      2,441,593         2,439,387
  1,475,056     Freddie Mac, T-36 A,
                1.455%, 1/25/2032*                                     1,475,227         1,475,256
  1,841,011     Freddie Mac, T-44 A1,
                1.405%, 10/25/2032*                                    1,840,581         1,836,153
    507,968     Freddie Mac, T-49 AV,
                1.455%, 12/25/2032*                                      507,968           508,417
    570,000     GMAC Mortgage Corp. Loan Trust,
                2003-HE1 A1, 1.39688%, 4/25/2033*                        570,000           570,000
    950,000     Granite Mortgages plc, 2003-1 1A2,
                1.5425%, 1/20/2020*                                      950,000           950,276
    287,297     GSRPM Mortgage Loan Trust,
                2003-1 A1, 1.625%, 1/25/2032*                            287,297           287,297
    485,000     Holmes Financing plc, 3 2A,
                1.53563%, 1/15/2007*                                     485,451           485,014
$ 1,050,000     Holmes Financing plc, 2 2A,
                1.55563%, 7/15/2017*                                $  1,051,322      $  1,050,210
  1,490,000     Household Credit Card Master Note
                Trust, 2002-1 A, 1.41%, 7/15/2008*                     1,490,000         1,488,754
    755,000     Long Beach Asset Holdings Corp.,
                2003-1 N, 1.685%, 2/25/2008+*                            755,000           755,000
  1,453,314     Madison Residential Securities Funding,
                2000-1A A, 1.43%, 9/17/2003+*                          1,453,289         1,453,038
  1,825,000     MBNA Credit Card Master Note Trust,
                2002-A12 A12, 1.34%, 4/15/2008*                        1,825,000         1,825,814
  2,390,000     MBNA Credit Card Master Note Trust,
                2003-A2 A2, 1.35688%, 8/15/2008*                       2,390,000         2,388,136
    390,000     MBNA Master Credit Card Trust,
                1997-K A, 1.40%, 4/15/2008*                              390,554           390,787
    497,171     Merit Securities Corp., 11PA 2A3,
                1.76%, 9/28/2025+*                                       497,823           496,242
    435,861     Merrill Lynch Mortgage Investors, Inc.,
                2003-WMC1 A2, 1.665%, 11/25/2033*                        435,861           437,085
    175,000     Metris Master Trust, 2002-3A A,
                1.58375%, 5/20/2009*                                     175,000           170,864
    745,000     National City Credit Card Master Trust,
                2000-1 A, 1.43%, 8/15/2007*                              745,954           747,067
  1,000,000     Nelnet Student Loan Trust, 2002-2 A2,
                1.32%, 6/25/2011*                                      1,000,000         1,000,370
    635,000     NPF XII, Inc., 2002-1A A,
                2.39%, 5/2/2005+*                                        634,934            95,250
    893,053     Option One Mortgage Loan Trust,
                2001-4 A, 1.605%, 1/25/2032*                             894,169           892,131

  PAR VALUE     ASSET-BACKED FLOATERS**-38.07% (CONT)                   COST          MARKET VALUE
$   698,984     Option One Mortgage Loan Trust,
                2003-1 A2, 1.725%, 2/25/2033*                       $    698,984      $    699,998
    698,057     Residential Asset Mortgage Products, Inc.,
                2002-RZ3 A1, 1.475%, 12/25/2020*                         698,057           698,170
    168,424     Residential Asset Mortgage Products, Inc.,
                2002-RS2 AI1, 1.465%, 4/25/2021*                         168,424           168,422
    719,258     Residential Asset Mortgage Products, Inc.,
                2002-RS3 AI1, 1.435%, 1/25/2022*                         719,215           719,249
    323,280     Residential Asset Mortgage Products, Inc.,
                2002-RS5 AII, 1.675%, 9/25/2032*                         323,280           322,445
    521,267     Residential Asset Mortgage Products, Inc.,
                2003-RS1 AII, 1.695%, 2/25/2033*                         521,267           521,537
    485,000     Residential Asset Mortgage Products, Inc.,
                2003-RS2 AII, 1.65%, 3/25/2033*                          485,000           485,000
    859,156     Residential Asset Securities Corp.,
                2002-KS2 AI1, 1.445%, 10/25/2017*                        859,156           859,091
    765,000     Residential Asset Securities Corp.,
                2003-KS2 AI1, 1.40%, 8/25/2019*                          765,000           765,000
    346,095     Residential Asset Securities Corp.,
                2003-KS1 A2, 1.675%, 1/25/2033*                          346,095           346,227
    835,000     Residential Funding Mortgage Securities,
                2003-HI1 A1, 1.41%, 4/25/2010*                           835,000           833,697
    567,175     Residential Funding Mortgage Securities,
                2002-HI4 A1, 1.435%, 7/25/2010*                          567,175           567,266
    406,721     Saxon Asset Securities Trust, 2001-3 AV2,
                1.585%, 8/25/2031*                                       406,911           406,547
    235,181     Saxon Asset Securities Trust, 2001-1 AV1,
                1.535%, 3/25/2032*                                       235,245           235,097
$   700,000     Saxon Asset Securities Trust 2003-1 AV1,
                1.64188%, 6/25/2033*                                $    700,000      $    700,875
    720,000     SLM Student Loan Trust, 2003-3 A2,
                1.31%, 6/15/2010*                                        720,000           720,000
    355,000     Specialty Underwriting & Residential
                Financing, 2003-BC1 A,
                1.65%, 1/25/2034*                                        355,000           355,000
    626,879     Structured Asset Securities Corp.,
                2003-BC1 A, 1.805%, 5/25/2032*                           626,879           628,705
  1,000,000     Superior Wholesale Inventory Financing
                Trust, 2001-A7 A, 1.37%, 3/15/2006*                    1,000,850         1,000,157
  5,080,000     Toyota Auto Receivables Owner Trust,
                2001-A A4, 1.39%, 9/17/2007*                           5,081,802         5,081,704
    415,000     Triad Auto Receivables Owner Trust,
                2003-A A3, 1.49688%, 7/12/2007*                          415,000           415,909
  2,100,000     World Financial Network Credit Card
                Master Trust, 2001-A A,
                1.52%, 6/16/2008*                                      2,100,638         2,100,774
  1,380,000     World Omni Master Owner Trust,
                2001-1 A, 1.41%, 2/15/2006*                            1,380,000         1,380,076
                                                                    ------------      ------------

                Total Asset-Backed Floaters                           91,494,254        90,928,328
                                                                    ------------      ------------

  PRINCIPAL     REPURCHASE AGREEMENT-2.71%                              COST          MARKET VALUE
  AMOUNT
$ 6,473,437     State Street Bank & Trust Co.
                Repurchase Agreement, 0.60%,
                dated 3/31/2003, repurchase price
                $6,473,545 maturing 4/1/2003
                (collateralized by U.S. Treasury
                Bond, 8.75%, 8/15/2020)                            $   6,473,437     $   6,473,437
                                                                   -------------     -------------

                Total Repurchase Agreement                             6,473,437         6,473,437
                                                                   -------------     -------------

                Total Investments-127.03%                          $ 296,870,460       303,403,954
                                                                   =============

                Liabilities less Other Assets-(27.03)%                                 (64,566,751)
                                                                                     -------------

                NET ASSETS-100.00%                                                   $ 238,837,203
                                                                                     =============

+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
#  When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of March 31, 2003.
** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of March 31, 2003.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES

MARCH 31, 2003 (UNAUDITED)

                                                               ARIEL          APPRECIATION         PREMIER            PREMIER
                                                               FUND               FUND           GROWTH FUND         BOND FUND
                                                               -----          ------------       -----------         ---------
ASSETS:
  Investments in securities, at value
    (cost $1,341,744,893, $1,512,257,075, $14,254,540,
    and $296,870,460, respectively)                      $  1,265,987,155   $  1,386,041,510   $     13,513,706   $    303,403,954
  Receivable for fund shares issued                            17,090,542          2,400,521                 --            617,172
  Receivable for securities sold                                       --          2,299,499             15,120            391,445
  Receivable from Adviser                                              --                 --             16,159                 --
  Dividends and interest receivable                               709,480          1,436,401              9,591          1,705,592
  Prepaid and other assets                                         98,184             66,687             62,270                 --
                                                         ----------------   ----------------   ----------------   ----------------
    Total assets                                            1,283,885,361      1,392,244,618         13,616,846        306,118,163
                                                         ================   ================   ================   ================

LIABILITIES:
  Payable for securities purchased                              3,573,771          1,342,369             47,004         66,120,891
  Accrued management fee                                          636,791            817,095                 --             94,263
  Accrued distribution fee                                        121,669            202,116                751              3,884
  Payable for shares redeemed                                      57,607            133,688                 --             20,823
  Shareholder distribution payable                                     --                 --                 --            619,461
  Payable to custodian                                                 --                 --                 --            421,638
  Other liabilities                                               584,002            516,745                 --                 --
                                                         ----------------   ----------------   ----------------   ----------------
    Total liabilities                                           4,973,840          3,012,013             47,755         67,280,960
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                               $  1,278,911,521   $  1,389,232,605   $     13,569,091   $    238,837,203
                                                         ================   ================   ================   ================

NET ASSETS CONSIST OF:
  Paid-in-capital                                        $  1,357,458,900   $  1,553,619,757   $     17,486,534   $    229,047,081
  Undistributed net investment income                             125,669            569,998                 --             25,200
  Accumulated net realized gain (loss) on investment
    transactions                                               (2,915,310)       (38,741,585)        (3,176,609)         3,231,428
  Net unrealized appreciation (depreciation) on
    investments                                               (75,757,738)      (126,215,565)          (740,834)         6,533,494
                                                         ----------------   ----------------   ----------------   ----------------
    Total net assets                                     $  1,278,911,521   $  1,389,232,605   $     13,569,091   $    238,837,203
                                                         ================   ================   ================   ================
  Shares outstanding (no par value)                            38,410,170         45,212,480
  Institutional Class                                                                                   500,108         19,848,434
  Investor Class                                                                                      1,355,735          2,518,549
  Net asset value, offering and redemption price per
    share                                                $          33.30   $          30.73
  Institutional Class                                                                          $           7.34   $          10.68
  Investor Class                                                                               $           7.30   $          10.67

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                               ARIEL          APPRECIATION         PREMIER            PREMIER
                                                               FUND               FUND           GROWTH FUND         BOND FUND
                                                               -----          ------------       -----------         ---------
INVESTMENT INCOME:
  Dividends                                              $      6,444,656   $      8,706,240   $         53,008      $          --
  Interest                                                        167,949            106,272                860          4,291,814
                                                         ----------------   ----------------   ----------------   ----------------
    Total investment income                                     6,612,605          8,812,512             53,868          4,291,814
                                                         ----------------   ----------------   ----------------   ----------------

EXPENSES:
  Management fees                                               3,577,812          4,927,574             38,570            530,110
  Distribution fees                                             1,456,290          1,751,385             11,426             30,208
  Transfer agent fees and expenses                                982,293          1,144,555             36,302                 --
  Federal and state registration fees                             122,768            136,537              6,159                 --
  Printing and postage expense                                    105,477            151,224             15,150                 --
  Trustees' fees and expenses                                      32,118             32,118             26,314                 --
  Custody fees and expenses                                        23,497             26,542              6,721                 --
  Professional fees                                                20,207             20,193             15,664                 --
  Miscellaneous expenses                                           15,032             18,262              1,221                 --
                                                         ----------------   ----------------   ----------------   ----------------
  Total expenses before reimbursements                          6,335,494          8,208,390            157,527            560,318
  Expense reimbursements                                               --                 --            (92,890)                --
                                                         ----------------   ----------------   ----------------   ----------------
    Net expenses                                                6,335,494          8,208,390             64,637            560,318
                                                         ----------------   ----------------   ----------------   ----------------

NET INVESTMENT INCOME (LOSS)                                      277,111            604,122            (10,769)         3,731,496
                                                         ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                       2,116,390        (36,386,207)        (1,164,262)         3,606,098
  Change in net unrealized appreciation/
    depreciation on investments                               (50,684,738)        (4,628,999)         1,823,420         (1,126,906)
                                                         ----------------   ----------------   ----------------   ----------------
  Net gain (loss) on investments                              (48,568,348)       (41,015,206)           659,158          2,479,192
                                                         ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                $    (48,291,237)  $    (40,411,084)  $        648,389   $      6,210,688
                                                         ================   ================   ================   ================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ARIEL FUND                        APPRECIATION FUND
                                                                      ----------                        -----------------
                                                         SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                          MARCH 31, 2003       YEAR ENDED       MARCH 31, 2003       YEAR ENDED
                                                           (UNAUDITED)     SEPTEMBER 30, 2002    (UNAUDITED)     SEPTEMBER 30, 2002
                                                         ----------------  ------------------  ----------------  ------------------
OPERATIONS:
  Net investment income (loss)                           $        277,111   $       (996,653)  $        604,122   $       (692,395)
  Net realized gain (loss) on investments                       2,116,390         13,840,850        (36,386,207)         6,158,291
  Change in net unrealized appreciation/depreciation
    on investments                                            (50,684,738)       (58,765,342)        (4,628,999)      (165,042,456)
                                                         ----------------   ----------------   ----------------   ----------------
  Net decrease in net assets from operations                  (48,291,237)       (45,921,145)       (40,411,084)      (159,576,560)
                                                         ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                --         (1,665,537)                --         (1,281,796)
  Capital gains                                               (17,272,953)        (8,047,968)        (5,480,925)       (13,957,536)
                                                         ----------------   ----------------   ----------------   ----------------
  Total distributions                                         (17,272,953)        (9,713,505)        (5,480,925)       (15,239,332)
                                                         ----------------   ----------------   ----------------   ----------------

SHARE TRANSACTIONS:
  Shares sold                                                 515,835,978      1,250,109,663        458,687,596      1,386,377,680
  Shares issued to holders in reinvestment of
    dividends                                                  15,986,511          8,939,265          5,188,597         14,532,705
  Shares redeemed                                            (327,847,528)      (472,412,381)      (303,294,705)      (515,839,618)
                                                         ----------------   ----------------   ----------------   ----------------
  Net increase                                                203,974,961        786,636,547        160,581,488        885,070,767
                                                         ----------------   ----------------   ----------------   ----------------

TOTAL INCREASE IN NET ASSETS                                  138,410,771        731,001,897        114,689,479        710,254,875

NET ASSETS:
  Beginning of period                                       1,140,500,750        409,498,853      1,274,543,126        564,288,251
                                                         ----------------   ----------------   ----------------   ----------------
  End of period (includes undistributed net investment
    income of $125,669, $0, $569,998, $0, respectively)  $  1,278,911,521   $  1,140,500,750   $  1,389,232,605   $  1,274,543,126
                                                         ================   ================   ================   ================

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                                 PREMIER GROWTH FUND                    PREMIER BOND FUND
                                                                 -------------------                    -----------------
                                                         SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                          MARCH 31, 2003   FEBRUARY 1, 2002(a)  MARCH 31, 2003  TO   YEAR ENDED
                                                           (UNAUDITED)     SEPTEMBER 30, 2002    (UNAUDITED)     SEPTEMBER 30, 2002
                                                         ----------------  ------------------- ----------------  ------------------
OPERATIONS:
  Net investment income (loss)                           $        (10,769)  $        (13,699)  $      3,731,496   $      8,180,424
  Net realized gain (loss) on investments                      (1,164,262)        (2,012,347)         3,606,098          4,233,086
  Change in net unrealized appreciation/depreciation
    on investments                                              1,823,420         (2,564,254)        (1,126,906)         3,190,321
                                                         ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets from
    operations                                                    648,389         (4,590,300)         6,210,688         15,603,831
                                                         ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                --                 --         (3,731,480)        (8,182,823)
  Capital gains                                                        --                 --         (3,420,239)        (1,990,917)
                                                         ----------------   ----------------   ----------------   ----------------
  Total distributions                                                  --                 --         (7,151,719)       (10,173,740)
                                                         ----------------   ----------------   ----------------   ----------------

SHARE TRANSACTIONS:
  Shares sold                                                   2,484,010         16,581,104         34,204,516         73,995,573
  Shares issued to holders in reinvestment of
    dividends                                                          --                 --          7,023,639          9,418,480
  Shares redeemed                                                (928,470)          (625,642)       (19,313,158)       (93,941,704)
                                                         ----------------   ----------------   ----------------   ----------------
  Net increase (decrease)                                       1,555,540         15,955,462         21,914,997        (10,527,651)
                                                         ----------------   ----------------   ----------------   ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         2,203,929         11,365,162         20,973,966         (5,097,560)

NET ASSETS:
  Beginning of period                                          11,365,162                 --        217,863,237        222,960,797
                                                         ----------------   ----------------   ----------------   ----------------
  End of period (includes undistributed net investment
    income of $0, $0, $25,200, $17,149, respectively)    $     13,569,091   $     11,365,162   $    238,837,203   $    217,863,237
                                                         ================   ================   ================   ================

(a)  Commencement of operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                         ARIEL FUND
                                                                         ----------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2003          YEAR ENDED SEPTEMBER 30,
                                                   (UNAUDITED)          2002                   2001
                                                 ----------------       ----                   ----
Net asset value, beginning of period               $     35.18       $     33.58           $     35.66
Income from investment operations:
  Net investment income (loss)                           (0.02)            (0.05)                 0.18
  Net realized and unrealized gains (losses)
    on investments                                       (1.34)             2.29                  3.74
                                                   -----------       -----------           -----------
Total from investment operations                         (1.36)             2.24                  3.92

Distributions to shareholders:
  Dividends from net investment income                      --             (0.11)                (0.25)
  Distributions from capital gains                       (0.52)            (0.53)                (5.75)
                                                   -----------       -----------           -----------
Total distributions                                      (0.52)            (0.64)                (6.00)
                                                   -----------       -----------           -----------

Net asset value, end of period                     $     33.30       $     35.18           $     33.58
                                                   ===========       ===========           ===========

Total return                                             (3.94)%(b)         6.62%                12.24%

Supplemental data and ratios:
  Net assets, end of period, in thousands          $ 1,278,912       $ 1,140,501           $   409,499
  Ratio of expenses to average net assets                 1.09%(c)          1.19%                 1.19%
  Ratio of net investment income (loss)
    to average net assets                                 0.05%(c)         (0.12)%                0.59%
  Portfolio turnover rate                                    4%(b)             6%                   24%

                                                                          ARIEL FUND
                                                                          ----------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          2000                 1999(a)          1998
                                                          ----                 -------          ----
Net asset value, beginning of period                   $     37.99           $     36.49     $     41.49
Income from investment operations:
  Net investment income (loss)                                0.21                  0.10            0.13
  Net realized and unrealized gains (losses)
    on investments                                            3.58                  5.20           (1.41)
                                                       -----------           -----------     -----------
Total from investment operations                              3.79                  5.30           (1.28)

Distributions to shareholders:
  Dividends from net investment income                       (0.08)                (0.08)          (0.14)
  Distributions from capital gains                           (6.04)                (3.72)          (3.58)
                                                       -----------           -----------     -----------
Total distributions                                          (6.12)                (3.80)          (3.72)
                                                       -----------           -----------     -----------

Net asset value, end of period                         $     35.66           $     37.99     $     36.49
                                                       ===========           ===========     ===========

Total return                                                 13.63%                14.18%          (3.83)%

Supplemental data and ratios:
  Net assets, end of period, in thousands              $   227,561           $   215,145     $   162,279
  Ratio of expenses to average net assets                     1.24%                 1.25%           1.21%
  Ratio of net investment income (loss)
    to average net assets                                     0.65%                 0.27%           0.30%
  Portfolio turnover rate                                       48%                   38%             22%

                                                              APPRECIATION FUND
                                                              -----------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2003           YEAR ENDED SEPTEMBER 30,
                                                    (UNAUDITED)         2002                      2001
                                                 ----------------       ----                      ----
Net asset value, beginning of period               $     31.49       $     32.40               $     33.68
Income from investment operations:
  Net investment income (loss)                           (0.01)            (0.02)                     0.10
  Net realized and unrealized gains (losses)
    on investments                                       (0.63)            (0.12)                     2.69
                                                   -----------       -----------               -----------
Total from investment operations                         (0.64)            (0.14)                     2.79

Distributions to shareholders:
  Dividends from net investment income                      --             (0.06)                    (0.12)
  Distributions from capital gains                       (0.12)            (0.71)                    (3.95)
                                                   -----------       -----------               -----------
Total distributions                                      (0.12)            (0.77)                    (4.07)
                                                   -----------       -----------               -----------

Net asset value, end of period                     $     30.73       $     31.49               $     32.40
                                                   ===========       ===========               ===========

Total return                                             (2.04)%(b)        (0.73)%                    8.83%

Supplemental data and ratios:
  Net assets, end of period, in thousands          $ 1,389,233       $ 1,274,543               $   564,288
  Ratio of expenses to average net assets                 1.17%(c)          1.26%                     1.26%
  Ratio of net investment income (loss)
    to average net assets                                 0.09%(c)         (0.06)%                    0.35%
  Portfolio turnover rate                                   24%(b)            13%                       28%

                                                              APPRECIATION FUND
                                                              -----------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                       2000                  1999            1998
                                                       ----                  ----            ----
Net asset value, beginning of period                $     33.84           $     31.80     $     33.70
Income from investment operations:
  Net investment income (loss)                             0.08                  0.04            0.09
  Net realized and unrealized gains (losses)
    on investments                                         2.95                  5.50            1.14
                                                    -----------           -----------     -----------
Total from investment operations                           3.03                  5.54            1.23

Distributions to shareholders:
  Dividends from net investment income                    (0.04)                (0.04)          (0.07)
  Distributions from capital gains                        (3.15)                (3.46)          (3.06)
                                                    -----------           -----------     -----------
Total distributions                                       (3.19)                (3.50)          (3.13)
                                                    -----------           -----------     -----------

Net asset value, end of period                      $     33.68           $     33.84     $     31.80
                                                    ===========           ===========     ===========

Total return                                              10.35%                16.99%           3.40%

Supplemental data and ratios:
  Net assets, end of period, in thousands           $   307,117           $   352,841     $   213,812
  Ratio of expenses to average net assets                  1.31%                 1.26%           1.26%
  Ratio of net investment income (loss)
    to average net assets                                  0.25%                 0.13%           0.25%
  Portfolio turnover rate                                    31%                   24%             20%

(a)  Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
     Fund.
(b)  Not Annualized.
(c)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                           PREMIER GROWTH FUND
                                                                           -------------------
                                                    INSTITUTIONAL CLASS                            INVESTOR CLASS
                                          SIX MONTHS ENDED      FEBRUARY 1, 2002(a)    SIX MONTHS ENDED       FEBRUARY 1, 2002(a)
                                           MARCH 31, 2003                TO             MARCH 31, 2003                 TO
                                            (UNAUDITED)         SEPTEMBER 30, 2002       (UNAUDITED)          SEPTEMBER 30, 2002
                                          ----------------      -------------------    ----------------       -------------------
Net asset value, beginning of period        $       6.92          $      10.00          $       6.90            $      10.00
Income from investment operations:
  Net investment loss                              (0.01)                (0.01)                (0.01)                  (0.01)
  Net realized and unrealized gains (losses)
    on investments                                  0.43                 (3.07)                 0.41                   (3.09)
                                            ------------          ------------          ------------            ------------
Total from investment operations                    0.42                 (3.08)                 0.40                   (3.10)

Distributions to shareholders:
  Dividends from net investment income                --                    --                    --                      --
  Distributions from capital gains                    --                    --                    --                      --
                                            ------------          ------------          ------------            ------------
Total distributions                                   --                    --                    --                      --
                                            ------------          ------------          ------------            ------------

Net asset value, end of period              $       7.34          $       6.92          $       7.30            $       6.90
                                            ============          ============          ============            ============

Total return                                        6.07%(b)            (30.80)%(b)             5.80%(b)              (31.00)%(b)

Supplemental data and ratios:
  Net assets, end of period, in thousands   $      3,672          $      3,463          $      9,897            $      7,902
  Ratio of expenses to average net assets           0.65%(c)(d)           0.65%(c)(e)           1.15%(c)(f)             1.15%(c)(g)
  Ratio of net investment income (loss)
    to average net assets                           0.19%(c)(d)           0.13%(c)(e)          (0.31)%(c)(f)           (0.37)%(c)(g)
  Portfolio turnover rate                             49%(b)                59%(b)                49%(b)                  59%(b)

(a)  Commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 2.57% and the ratio of net investment income to average net assets would have been (1.73)%.
(e) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.55% and the ratio of net investment income to average net assets would have been (2.75)%.
(f) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 2.40% and the ratio of net investment income to average net assets would have been (1.56)%.
(g) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.47% and the ratio of net investment income to average net assets would have been (2.69)%.

The accompanying notes are an integral part of the financial statements.

                                                            PREMIER BOND FUND
                                                            -----------------

                                                           INSTITUTIONAL CLASS

                                              SIX MONTHS ENDED
                                               MARCH 31, 2003          YEAR ENDED SEPTEMBER 30,
                                                (UNAUDITED)            2002                2001
                                              ----------------         ----                ----
Net asset value, beginning of period            $     10.73        $     10.45         $      9.87
Income from investment operations:
  Net investment income                                0.18               0.43                0.55
  Net realized and unrealized gains (losses)
    on investments                                     0.11               0.38                0.58
                                                -----------        -----------         -----------
Total from investment operations                       0.29               0.81                1.13

Distributions to shareholders:
  Dividends from net investment income                (0.18)             (0.43)              (0.55)
  Distributions from capital gains                    (0.16)             (0.10)                 --
                                                -----------        -----------         -----------
Total distributions                                   (0.34)             (0.53)              (0.55)
                                                -----------        -----------         -----------

Net asset value, end of period                  $     10.68        $     10.73         $     10.45
                                                ===========        ===========         ===========

Total return                                           2.73%(a)           8.08%              11.71%

Supplemental data and ratios:
  Net assets, end of period, in thousands       $   211,963        $   195,572         $   213,160
  Ratio of expenses to average net assets              0.45%(b)           0.45%               0.45%
  Ratio of net investment income to average
    net assets                                         3.32%(b)           4.14%               5.36%
  Portfolio turnover rate                               127%(a)            333%                410%

                                                                PREMIER BOND FUND
                                                                -----------------

                                                               INSTITUTIONAL CLASS


                                                                   YEAR ENDED SEPTEMBER 30,
                                                        2000                  1999            1998
                                                        ----                  ----            ----
Net asset value, beginning of period                $      9.91           $     10.63     $     10.30
Income from investment operations:
  Net investment income                                    0.60                  0.57            0.61
  Net realized and unrealized gains (losses)
    on investments                                        (0.04)                (0.60)           0.40
                                                    -----------           -----------     -----------
Total from investment operations                           0.56                 (0.03)           1.01

Distributions to shareholders:
  Dividends from net investment income                    (0.60)                (0.57)          (0.61)
  Distributions from capital gains                           --                 (0.12)          (0.07)
                                                    -----------           -----------     -----------
Total distributions                                       (0.60)                (0.69)          (0.68)
                                                    -----------           -----------     -----------

Net asset value, end of period                      $      9.87           $      9.91     $     10.63
                                                    ===========           ===========     ===========

Total return                                               5.85%                (0.25)%         10.20%

Supplemental data and ratios:
  Net assets, end of period, in thousands           $   167,717           $   161,495     $   149,977
  Ratio of expenses to average net assets                  0.45%                 0.45%           0.45%
  Ratio of net investment income to average
    net assets                                             6.10%                 5.57%           5.86%
  Portfolio turnover rate                                   492%                  396%             60%

                                                            PREMIER BOND FUND
                                                            -----------------

                                                              INVESTOR CLASS

                                                SIX MONTHS ENDED
                                                 MARCH 31, 2003          YEAR ENDED SEPTEMBER 30,
                                                  (UNAUDITED)            2002                2001
                                                ----------------         ----                ----
Net asset value, beginning of period              $     10.72        $     10.45         $      9.87
Income from investment operations:
  Net investment income                                  0.16               0.39                0.51
  Net realized and unrealized gains (losses)
    on investments                                       0.11               0.37                0.58
                                                  -----------        -----------         -----------
Total from investment operations                         0.27               0.76                1.09

Distributions to shareholders:
  Dividends from net investment income                  (0.16)             (0.39)              (0.51)
  Distributions from capital gains                      (0.16)             (0.10)                 --
                                                  -----------        -----------         -----------
Total distributions                                     (0.32)             (0.49)              (0.51)
                                                  -----------        -----------         -----------

Net asset value, end of period                    $     10.67        $     10.72         $     10.45
                                                  ===========        ===========         ===========

Total return                                             2.52%(a)           7.56%              11.27%

Supplemental data and ratios:
  Net assets, end of period, in thousands         $    26,874        $    22,291         $     9,801
  Ratio of expenses to average net assets                0.85%(b)           0.85%               0.85%
  Ratio of net investment income to average
    net assets                                           2.92%(b)           3.65%               4.77%
  Portfolio turnover rate                                 127%(a)            333%                410%

                                                                    PREMIER BOND FUND
                                                                    -----------------

                                                                  INVESTOR CLASS

                                                                 YEAR ENDED SEPTEMBER 30,
                                                          2000                1999            1998
                                                          ----                ----            ----
Net asset value, beginning of period                  $      9.91         $     10.63     $     10.29
Income from investment operations:
  Net investment income                                      0.56                0.53            0.57
  Net realized and unrealized gains (losses)
    on investments                                          (0.04)              (0.60)           0.41
                                                      -----------         -----------     -----------
Total from investment operations                             0.52               (0.07)           0.98

Distributions to shareholders:
  Dividends from net investment income                      (0.56)              (0.53)          (0.57)
  Distributions from capital gains                             --               (0.12)          (0.07)
                                                      -----------         -----------     -----------
Total distributions                                         (0.56)              (0.65)          (0.64)
                                                      -----------         -----------     -----------

Net asset value, end of period                        $      9.87         $      9.91     $     10.63
                                                      ===========         ===========     ===========

Total return                                                 5.43%              (0.65)%          9.34%

Supplemental data and ratios:
  Net assets, end of period, in thousands             $     2,841         $     2,624     $     1,779
  Ratio of expenses to average net assets                    0.85%               0.85%           0.85%
  Ratio of net investment income to average
    net assets                                               5.70%               5.17%           5.46%
  Portfolio turnover rate                                     492%                396%             60%

(a)  Not annualized.
(b)  Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2003 (UNAUDITED)

1. ORGANIZATION

Ariel Investment Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to November 9, 2001, the Ariel Investment Trust was known as the Ariel Growth Fund (doing business as Ariel Investment Trust). The Ariel Fund, Appreciation Fund, Premier Growth Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Growth Fund and the Premier Bond Fund have an Institutional Class and an Investor Class. Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded. If a closing price is not reported, equity securities for which reliable bid and asked quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the scientific method.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At March 31, 2003 the Fund had $63,230,351 in purchase commitments outstanding (26% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund, Appreciation Fund and Premier Growth Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Accordingly, at March 31, 2003, reclassifications were recorded to increase (decrease) capital stock by $0, $0, $(10,769) and $0; increase (decrease) undistributed net investment income by $(151,442), $(34,124), $10,769, and $8,035; and increase (decrease) accumulated net realized gain (loss) on investments by $151,442, $34,124, $0 and $(8,035) for the Ariel Fund, Appreciation Fund, Premier Growth Fund and Premier Bond Fund, respectively.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                                                  SIX MONTHS ENDED MARCH 31, 2003
                                                               ARIEL FUND          APPRECIATION FUND
                                                               ----------          -----------------
Shares sold                                                    15,020,761              14,061,439
Shares issued to holders in reinvestment of
  dividends                                                       457,280                 158,528
Shares redeemed                                                (9,489,665)             (9,487,412)
                                                               ----------              ----------
Net increase                                                    5,988,376               4,732,555
                                                               ==========              ==========

                                                                                 SIX MONTHS ENDED MARCH 31, 2003
                                                                      PREMIER GROWTH FUND                  PREMIER BOND FUND
                                                                      -------------------                  -----------------
                                                                INSTITUTIONAL       INVESTOR        INSTITUTIONAL         INVESTOR
                                                                -------------       --------        -------------         --------
Shares sold                                                            --            336,225          2,055,081          1,109,556
Shares issued to holders in reinvestment of dividends                  --                 --            602,901             57,130
Shares redeemed                                                        --           (125,292)        (1,037,444)          (727,352)
                                                                    -----           --------         ----------          ---------
Net increase                                                           --            210,933          1,620,538            439,334
                                                                    =====           ========         ==========          =========

                                                                  YEAR ENDED SEPTEMBER 30, 2002
                                                               ARIEL FUND          APPRECIATION FUND
                                                               ----------          -----------------
Shares sold                                                    32,527,575              36,927,013
Shares issued to holders in reinvestment of dividends             245,043                 402,457
Shares redeemed                                               (12,545,457)            (14,263,426)
                                                              -----------             -----------
Net increase                                                   20,227,161              23,066,044
                                                              ===========             ===========

                                                                                 YEAR ENDED SEPTEMBER 30, 2002
                                                                    PREMIER GROWTH FUND*                  PREMIER BOND FUND
                                                                    --------------------                  -----------------
                                                               INSTITUTIONAL       INVESTOR         INSTITUTIONAL        INVESTOR
                                                               -------------       --------         -------------        --------
Shares sold                                                       500,110          1,222,514          4,436,393          2,659,995
Shares issued to holders in reinvestment of dividends                  --                 --            868,831             41,902
Shares redeemed                                                        (2)           (77,712)        (7,475,925)        (1,561,089)
                                                                  -------          ---------         ----------         ----------
Net increase (decrease)                                           500,108          1,144,802         (2,170,701)         1,140,808
                                                                  =======          =========         ==========         ==========

Transactions in dollars of capital stock for each class of the Premier Growth Fund and the Premier Bond Fund were as follows:

                                                                               SIX MONTHS ENDED MARCH 31, 2003
                                                                    PREMIER GROWTH FUND                PREMIER BOND FUND
                                                                    -------------------                -----------------
                                                            INSTITUTIONAL        INVESTOR       INSTITUTIONAL         INVESTOR
                                                            -------------        --------       -------------         --------
Shares sold                                                 $          --   $      2,483,885   $     22,123,289   $     12,081,227
Shares issued to holders in reinvestment of dividends                  --                 --          6,416,239            607,400
Shares redeemed                                                        --           (928,345)       (11,387,545)        (7,925,613)
                                                            -------------   ----------------   ----------------   ----------------
Net increase                                                $          --   $      1,555,540   $     17,151,983   $      4,763,014
                                                            =============   ================   ================   ================

* February 1, 2002 to September 30, 2002.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2003 are summarized below:

                                                         ARIEL FUND      APPRECIATION FUND  PREMIER GROWTH FUND  PREMIER BOND FUND
                                                         ----------      -----------------  -------------------  -----------------
Purchases                                             $    244,630,589   $    452,281,706    $      7,608,204    $     66,209,382
Sales                                                 $     42,080,269   $    319,698,160    $      6,104,225    $     24,194,666

Purchases and sales of U.S. government securities for the Premier Bond
Fund for the six months ended March 31, 2003 were $347,952,141 and $319,938,798, respectively.

At March 31, 2003 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                                                               ARIEL          APPRECIATION      PREMIER GROWTH      PREMIER BOND
                                                               FUND               FUND               FUND               FUND
                                                               -----          ------------      --------------      ------------
Cost of investments                                      $  1,341,740,097   $  1,515,506,678   $     14,613,166   $    296,918,845
                                                         ================   ================   ================   ================
Unrealized appreciation                                  $     71,989,015   $     72,075,742   $        265,569   $      7,469,315
Unrealized depreciation                                      (147,741,957)      (201,540,910)        (1,365,029)          (984,206)
                                                         ----------------   ----------------   ----------------   ----------------
   Net appreciation (depreciation)                       $    (75,752,942)  $   (129,465,168)  $     (1,099,460)  $      6,485,109
                                                         ================   ================   ================   ================

The tax components of distributions paid during the six months ended March 31, 2003 and fiscal year ended September 30, 2002 were as follows:

                                                                      ARIEL FUND                         APPRECIATION FUND
                                                         -----------------------------------   ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           MAR. 31, 2003     SEPT. 30, 2002     MAR. 31, 2003      SEPT. 30, 2002
                                                         ----------------    --------------    ----------------    --------------
Distributions paid from:
  Net investment income                                  $      3,319,164   $      5,143,013      $          --   $      3,571,660
  Long-term capital gains                                      13,953,789          4,565,488          5,480,925         11,667,565
                                                         ----------------   ----------------   ----------------   ----------------
Total distributions paid                                 $     17,272,953   $      9,708,501   $      5,480,925   $     15,239,225
                                                         ================   ================   ================   ================

                                                                   PREMIER GROWTH FUND                  PREMIER BOND FUND
                                                         -----------------------------------   ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           MAR. 31, 2003     SEPT. 30, 2002*    MAR. 31, 2003      SEPT. 30, 2002
                                                         ----------------    ---------------   ----------------    --------------
Distributions paid from:
  Net investment income                                   $            --    $            --   $      7,120,823   $     10,304,472
  Long-term capital gains                                              --                 --                 --                 --
                                                          ---------------    ---------------   ----------------   ----------------
Total distributions paid                                  $            --    $            --   $      7,120,823   $     10,304,472
                                                          ===============    ===============   ================   ================

As of March 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                                     PREMIER           PREMIER
                                                               ARIEL          APPRECIATION           GROWTH             BOND
                                                               FUND               FUND                FUND              FUND
Undistributed ordinary income                            $        125,669   $        569,998    $            --   $      2,406,194
Undistributed long-term gains                                          --                 --                 --            898,819
                                                         ----------------   ----------------   ----------------   ----------------
Tax accumulated earnings                                          125,669            569,998                 --          3,305,013
Accumulated capital and other losses                           (2,920,106)       (35,491,982)        (2,817,983)                --
Unrealized appreciation (depreciation) on investments         (75,752,942)      (129,465,168)        (1,099,460)         6,485,109
                                                         ----------------   ----------------   ----------------   ----------------
Total accumulated earnings (deficit)                     $    (78,547,379)  $   (164,387,152)  $     (3,917,443)  $      9,790,122
                                                         ================   ================   ================   ================

* February 1, 2002 to September 30, 2002.

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% of average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse the Ariel Fund and the Appreciation Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and an administrative services agreement with the Adviser for the Premier Growth Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion. The Adviser has agreed to reimburse the Ariel Premier Growth Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.25% of the average daily net assets of the Investor Class shares and 0.65% of the average daily net assets of the Institutional Class shares. In addition, the Adviser has agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund-Investor Class at 1.15% until September 30, 2004.

The Trust has entered into an investment advisory agreement and an administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the six months ended March 31, 2003, the Fund paid the Adviser $457,610 and $72,500 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Premier Bond Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Growth Fund and the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Premier Growth Fund and the Premier Bond Fund. The Premier Growth Fund and the Premier Bond Fund pay no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser for the Premier Growth Fund at the annual rate of 0.47% of the average daily net assets up to $20 million, 0.35% of the next $130 million, 0.25% of the next $350 million, 0.20% of the next $500 million, 0.15% of the next $1.5 billion and 0.10% of the remainder of the average daily net assets. No fee shall be due or payable to Lincoln Capital in respect to any day in which the net assets are less than $50 million. Lincoln Capital receives fees from the Adviser for the Premier Bond Fund at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% of the next $50 million, 0.15% of the next $150 million and 0.10% of amounts in excess of $250 million.

On January 31, 2003, Lincoln Capital, the former sub-adviser to both the Ariel Premier Bond Fund (the "Bond Fund") and the Ariel Premier Growth Fund (the "Growth Fund"), completed the first part of a two-part transaction in which its fixed income group was acquired by Lehman Brothers Holdings, Inc., a Delaware corporation ("Lehman"), and began operations as Lincoln Capital Fixed Income Management Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lehman ("Lincoln Fixed Income"). On February 1, 2003, Lincoln Capital completed the second part of the transaction when its former

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

equity group became an independent company, Lincoln Equity Management, LLC, a Delaware limited liability company ("Lincoln Equity"). Lincoln Fixed Income is not affiliated with Lincoln Equity. As a result of these transactions, the Board of Trustees, including the Independent Trustees, approved two interim sub-advisory agreements. Lincoln Fixed Income is serving as sub-adviser to the Bond Fund as the result of an interim sub-advisory agreement between the Adviser and Lincoln Fixed Income dated January 31, 2003. Lincoln Equity is serving as sub-adviser to the Growth Fund as the result of an interim sub-advisory agreement between the Adviser and Lincoln Equity dated February 1, 2003. Due to the interim nature of these agreements, the Board of Trustees, including the Independent Trustees, have approved new sub-advisory agreements with each of Lincoln Fixed Income and Lincoln Equity. Both new sub-advisory agreements are pending shareholder approval. These new sub-advisory agreements contain substantially the same terms and conditions as both the original sub-advisory agreements and the interim sub-advisory agreements.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund, Premier Growth Fund-Investor Class and Premier Bond Fund-Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments totaling $550,250 have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

Trustees fees and expenses are fees paid to non-interested Trustees.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League and the Chicago Urban League Development Corporation, which have worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A. Bill serves as co-executive director and a senior faculty member of the Shalem Institute for Spiritual Formation, an internationally known ecumenical training institute for contemplative living founded in 1973. He holds a B.S. from Georgetown University.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a board member of Tellabs as well as a director of the Chicago Public Library and The Field Museum. Mellody works with a variety of civic institutions, including those affiliated with Princeton. Additionally, she is a regular financial correspondent for ABC's GOOD MORNING AMERICA.

CHRISTOPHER G. KENNEDY Chris is president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his Masters of Management at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

MERRILLYN J. KOSIER Merrillyn serves as Executive Vice President and Director of Mutual Fund Marketing and Investor Services at Ariel Capital Management, Inc. In this capacity, she spearheads public relations, advertising, branding and shareholder communications for the Ariel Mutual Funds. She earned a B.B.A. in Marketing from Andrews University and an M.B.A. from Loyola University, where she serves on the advisory board of Business Administration.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's chief investment officer, he manages Ariel's small and mid-cap institutional portfolios as well as Ariel Fund and Ariel Appreciation Fund. John serves on the board of directors of Aon Corporation; Bank One Corporation; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as chairman of the Chicago Urban League and trustee of the John S. and James L. Knight Foundation. In addition, he is a regular outside columnist for FORBES magazine.

ARIEL MUTUAL FUNDS

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com


[GRAPHIC]

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